                                   WM TRUST I
                                  WM TRUST II
                 WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101
                                  800-222-5852

                      STATEMENT OF ADDITIONAL INFORMATION

                                                              March 1, 2002
                                                   As revised September 30, 2002

STRATEGIC ASSET MANAGEMENT PORTFOLIOS
  STRATEGIC GROWTH PORTFOLIO
  CONSERVATIVE GROWTH PORTFOLIO
  BALANCED PORTFOLIO
  CONSERVATIVE BALANCED PORTFOLIO
  FLEXIBLE INCOME PORTFOLIO

EQUITY FUNDS
  EQUITY INCOME FUND
  GROWTH & INCOME FUND
  WEST COAST EQUITY FUND
  GROWTH FUND
  MID CAP STOCK FUND
  SMALL CAP STOCK FUND
  INTERNATIONAL GROWTH FUND

FIXED-INCOME FUNDS
  SHORT TERM INCOME FUND
  U.S. GOVERNMENT SECURITIES FUND
  INCOME FUND
  HIGH YIELD FUND

MUNICIPAL FUNDS
  TAX-EXEMPT BOND FUND
  CALIFORNIA MUNICIPAL FUND
  CALIFORNIA INSURED INTERMEDIATE
     MUNICIPAL FUND

MONEY FUNDS
  MONEY MARKET FUND
  TAX-EXEMPT MONEY MARKET FUND
  CALIFORNIA MONEY FUND

     This Statement of Additional Information (the "SAI") is not a prospectus but supplements the information contained in the current Prospectus of the WM Group of Funds dated March 1, 2002, (collectively, the "Prospectus"), and should be read in conjunction with such Prospectus. The Annual Report of the Funds and the Portfolios for the fiscal period ended October 31, 2001 is incorporated by reference in this SAI. The Prospectus may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services") or by calling Shareholder Services at 800-222-5852.

                                    CONTENTS

ORGANIZATION................................................    2
MANAGEMENT..................................................    4
INVESTMENT RESTRICTIONS.....................................   37
PORTFOLIO TURNOVER..........................................   44
SECURITIES TRANSACTIONS.....................................   45
NET ASSET VALUE.............................................   48
HOW TO BUY AND REDEEM SHARES................................   49
PERFORMANCE INFORMATION.....................................   53
DETERMINATION OF PERFORMANCE................................   54
TAXES.......................................................   61
DISTRIBUTOR.................................................   65
APPENDIX....................................................   67

                                  ORGANIZATION

     The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, Equity Income, Growth & Income, West Coast Equity and Mid Cap Stock Funds (the "WM Trust I Funds") are series of WM Trust
I. The California Money, Short Term Income, California Municipal, California Insured Intermediate Municipal, Growth, International Growth and Small Cap Stock Funds (the "WM Trust II Funds") are series of WM Trust II. The WM Trust I Funds and WM Trust II Funds are collectively referred to in this SAI as the "Funds." The Strategic Growth, Conservative Growth, Balanced, Conservative Balanced and Flexible Income Portfolios, collectively referred to in this SAI as the "Portfolios," are series of WM Strategic Asset Management Portfolios, LLC. WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC are referred to in this SAI as the "Trusts." Each of the Portfolios and Funds of the Trusts is "diversified" within the meaning of the Investors Company Act of 1940, with the exception of the California Municipal Fund, California Insured Intermediate Municipal Fund and the California Money Fund.

     The WM Trust I Funds other than the High Yield and the Mid Cap Stock Funds are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated, which made up the group of mutual funds, known as the "Composite Funds."

     Composite U.S. Government Securities, Inc. (1982)
     Composite Income Fund, Inc. (1975)
     Composite Growth & Income Fund, a series of Composite Equity Series, Inc.
     (1949)
     Composite Money Market Portfolio, a series of Composite Cash Management Company
     (predecessor to the Money Market Fund) (1979)
     Composite Tax-Exempt Portfolio, a series of Composite Cash Management
     Company
     (predecessor to the Tax-Exempt Money Market Fund) (1979)
     Composite Tax-Exempt Bond Fund, Inc. (1976)
     Composite Northwest Fund, Inc.
     (predecessor to the West Coast Equity Fund) (1986)
     Composite Bond & Stock Fund, Inc. (predecessor to the Equity Income Fund)
     (1939)

     Each of the Composite Funds was reorganized as a series of WM Trust I on March 20, 1998. In connection with this reorganization, the Trust, which was previously named "The Composite Funds" and which conducted no operations prior to that date, changed its name to its current name. The High Yield Fund was organized on March 23, 1998 and the Mid Cap Stock Fund was organized on March 1, 2000.

     Prior to March 20, 1998, the name of WM Trust II was "Sierra Trust Funds" and the name of the Portfolios was "Sierra Asset Management Portfolios." (On July 16, 1999, each Portfolio succeeded to a corresponding fund of the same name that was a series of WM Strategic Asset Management Portfolios. Where appropriate, the term "Portfolio" shall mean or include the predecessor to such Portfolio.) These Trusts were part of a family of mutual funds known as the "Sierra Funds."

     Prior to March 1, 2002, the West Coast Equity Fund was known as Growth Fund of the Northwest. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity Income Fund was known as the Bond & Stock Fund. Prior to March 1, 2000, the Short Term Income Fund was known as the Short Term High Quality Bond Fund, the Growth Fund of the Northwest was known as the Northwest Fund and the Small Cap Stock Fund was known as the Emerging Growth Fund. Prior to March 20, 1998, the Strategic Growth Portfolio was known as the Sierra Capital Growth Portfolio, the Conservative Growth Portfolio was known as the Sierra Growth Portfolio, the Balanced Portfolio was known as the Sierra Balanced Portfolio, the Conservative Balanced Portfolio was known as the Sierra Income Portfolio, and the Flexible Income Portfolio was known as the Sierra Value Portfolio.

     WM Trust I is an open-end management investment company, organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 19, 1997, as amended from time to time (the "WM Trust I Agreement"). WM Trust II is organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 22, 1989, as amended from time to time (the "WM Trust II Agreement"). The WM Trust I Agreement and WM Trust II Agreements are collectively referred to herein as the "Trust Agreements." WM Strategic Asset Management Portfolios, LLC is an open-end management investment company, organized as a Massachusetts limited liability company pursuant to a Limited Liability Company Agreement dated March 12, 1999, as amended from time to time (the "LLC Agreement"). In the interest of economy and convenience, certificates representing shares in the Trusts are not physically issued. Boston Safe Deposit and Trust Co. ("Boston Safe"), the Trusts' Custodian, and WM Shareholder Services ("Shareholder Services"), the Trusts' Transfer Agent, maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, Fund or Class, except with respect to the election of Trustees and the selection of independent accountants, for which shareholders of each Trust as a whole vote together.

     Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreements and LLC Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of any of a Trust's outstanding shares.

     Massachusetts law provides that shareholders, under certain circumstances, could be held personally liable for the obligations of a business trust, such as WM Trust I or WM Trust II. However, each Trust Agreement disclaims shareholder liability for acts or obligations of the Trusts and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. Each Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trusts' management believes is remote. The Trustees intend to conduct the operations of each Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for the liabilities of the Trust. Massachusetts law provides that shareholders of limited liability companies, such as WM Strategic Asset Management Portfolios, LLC, may not be held personally liable for the obligations of the Portfolios.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Trusts are governed by a common Board of Trustees which oversees the Trusts' activities and is responsible for protecting the interests of shareholders. The names, addresses and ages of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations, are set forth in the following table. The table also identifies those Trustees who are "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The officers of the Trusts are employees of organizations that provide services to the Portfolios and Funds offered by the Trusts.

TRUSTEES AND OFFICERS (UNAUDITED):

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE              TIME SERVED(1)          DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 75,            Sierra Funds-8 years WM    Retired President and          38         Children's Bureau
 17960 Seabreeze Drive            Group of Funds-3 years     CEO of GTE California,                    Foundation; Upward Bound
 Pacific Palisades, CA 90272                                 Inc.                                      House of Santa Monica
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,       Composite Funds-11 years   Retired doctor of              38
 3 East 40th Avenue               WM Group of Funds-3        internal medicine and
 Spokane, WA 99203                years                      gastroenterology.
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 48,             Composite Funds-3 years    CPA specializing in            38         St. George School; YMCA of
 P.O. Box 28338                   WM Group of Funds-3        personal financial and                    the Inland Northwest; Frank
 Spokane, WA 99228-8338           years                      tax planning.                             Russell Investment Company;
                                                                                                       Russell Insurance Funds;
                                                                                                       Avista Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 73,        Sierra Funds-8 years WM    Partner at the law firm        38         Braille Institute of
 553 South Marengo Avenue         Group of Funds-3 years     of Davis and Whalen LLP.                  America, Inc.; Children's
 Pasadena, CA 91101                                                                                    Bureau of Southern
                                                                                                       California; Children's
                                                                                                       Bureau Foundation, Fifield
                                                                                                       Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 58,           Griffin Funds-5 years WM   Founder of McGinnis            38         Baptist Foundation of Texas;
 9225 Katy Freeway, Suite 205     Group of Funds-3 years     Investments.                              Texas Tech University
 Houston, TX 77024                                                                                     Foundation, Concord Trust
                                                                                                       Company
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D.,    Sierra Funds-2 years WM    University professor,          38         Nordstrom Inc.; K2, Inc.;
 57,                              Group of Funds-3 years     researcher and                            First Pacific Advisors
 110 Westwood Plaza, Suite C305                              administrator at the                      Capital Funds; First Pacific
 Los Angeles, CA 90095-1481                                  University of California                  Advisors New Income Fund,
                                                             Los Angeles.                              member of Investment Company
                                                                                                       Institute National Board of
                                                                                                       Governors.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 57,           Composite Funds-1 year     Retired Chairman and CEO       38         Wild Seed, Inc.; Gitwit,
 4311 South Madison Road          WM Group of Funds-3        of BDO Seidman.                           Inc.; Catilytic, Inc.
 Spokane, WA 99206                years
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 74,                   Composite Funds-3 years    Founder and Chairman of        38         Downtown Seattle
 2121 Fifth Avenue                WM Group of Funds-3        The Rockey Company.                       Association; Rainier Club
 Seattle, WA 98121                years
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 48,           Griffin Funds-5 years WM   President of Williams          38
 P.O. Box 687                     Group of Funds-3 years     College since 2000.
 Williamstown, MA 01267                                      Prior thereto, Dean of
                                                             the College of Letters,
                                                             Arts and Sciences;
                                                             Professor of Economics
                                                             and Vice President of
                                                             Planning, University of
                                                             Southern California.
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey (Lead           Composite Funds-23 years   Retired Managing               38         AdMedia Partners Inc.; Czech
 Trustee), 75,                    WM Group of Funds-3        Director of Dillon Reed                   and Slovak American
 444 Madison Avenue, 19th Floor   years                      & Co., an Investment                      Enterprise Fund
 New York, NY 10022                                          Bank now part of UBS
                                                             Warburg.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(2)               TIME SERVED(1)          DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 66,              Composite Funds-4 years    President of the Seattle       38         Washington Mutual, Inc.; REI
 425 Pike Street, Suite 510       WM Group of Funds-3        Foundation.
 Seattle, WA 98101                years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 65,            Composite Funds-3 years    Chairman of CPM                38         Washington Mutual, Inc.
 P.O. Box 3366                    WM Group of Funds-3        Development Corporation.
 Spokane, WA 99220-3366           years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 59,            Composite Funds-9 years    President, CEO and             38         Member of Investment Company
 President and CEO                WM Group of Funds-3        Director of the Advisor,                  Institute National Board of
 1201 Third Avenue, 22nd Floor    years                      Distributor and                           Governors
 Seattle, WA 98101                                           Administrator.

NAME, AGE, AND ADDRESS                   POSITION(S) HELD WITH EACH REGISTRANT &
OF OFFICER                                        LENGTH OF TIME SERVED
------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,            First Vice President, Chief Financial Officer
 1201 Third Avenue, 22nd Floor       and Treasurer since 2001. First Vice President
 Seattle, WA 98101                   and Chief Financial Officer Since 1998. Vice
                                     President and Treasurer since 1988.
------------------------------------------------------------------------------------
Sandy Cavanaugh, 47,                 Senior Vice President since 2000.
 12009 Foundation Place, Suite 350   First Vice President since 1997.
 Gold River, CA 95670
------------------------------------------------------------------------------------
Sharon L. Howells, 51,               First Vice President since 2000.
 1201 Third Avenue, 22nd Floor
 Seattle, WA 98101
------------------------------------------------------------------------------------
Gary Pokrzywinski, 40,               First Vice President since 2001.
 1201 Third Avenue, 22nd Floor       Vice President since 1999.
 Seattle, WA 98101
------------------------------------------------------------------------------------
Stephen Q. Spencer, 43,              First Vice President since 2001.
 1201 Third Avenue, 22nd Floor
 Seattle, WA 98101
------------------------------------------------------------------------------------
John T. West, 47,                    First Vice President and Compliance Officer
 1201 Third Avenue, 22nd Floor       since 2001.
 Seattle, WA 98101                   Vice President and Compliance Officer since
                                     1998. Secretary since 1993.
------------------------------------------------------------------------------------
Randall L. Yoakum, 42,               Senior Vice President since 2001.
 1201 Third Avenue, 22nd Floor       First Vice President since 1999.
 Seattle, WA 98101
------------------------------------------------------------------------------------

NAME, AGE, AND ADDRESS                       PRINCIPAL OCCUPATION(S) DURING
OF OFFICER                                            PAST 5 YEARS
------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,            First Vice President of the Administrator,
 1201 Third Avenue, 22nd Floor       Treasurer and CFO of the Trust and First Vice
 Seattle, WA 98101                   President and Director of the Advisor and
                                     Distributor.
------------------------------------------------------------------------------------
Sandy Cavanaugh, 47,                 Senior Vice President and Director of the
 12009 Foundation Place, Suite 350   Distributor and Director of the Advisor and
 Gold River, CA 95670                Administrator since 1997. Prior thereto, senior
                                     level positions with AIM Management.
------------------------------------------------------------------------------------
Sharon L. Howells, 51,               First Vice President, Secretary and Director of
 1201 Third Avenue, 22nd Floor       the Advisor, Distributor and Administrator
 Seattle, WA 98101
------------------------------------------------------------------------------------
Gary Pokrzywinski, 40,               First Vice President of the Advisor.
 1201 Third Avenue, 22nd Floor
 Seattle, WA 98101
------------------------------------------------------------------------------------
Stephen Q. Spencer, 43,              First Vice President of the Advisor. Prior
 1201 Third Avenue, 22nd Floor       thereto, senior level positions with Smoot,
 Seattle, WA 98101                   Miller, Cheney and Co.
------------------------------------------------------------------------------------
John T. West, 47,                    Vice President of the Administrator.
 1201 Third Avenue, 22nd Floor
 Seattle, WA 98101
------------------------------------------------------------------------------------
Randall L. Yoakum, 42,               Senior Vice President and Chief Investment
 1201 Third Avenue, 22nd Floor       Officer of the Advisor. Director of the
 Seattle, WA 98101                   Advisor, Distributor and Administrator. Prior
                                     to 1999, senior positions at D.A. Davidson and
                                     Boatmen's Trust.
------------------------------------------------------------------------------------

---------------
(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(2) Trustees are considered interested due to their affiliation with Washington Mutual, Inc.

                       EQUITY SECURITIES OWNERSHIP TABLE
                                (DOLLAR RANGES)

-----------------------------------------------------------------------------------------------------------------------------
                                                     TAX-
                                                     EXEMPT                SHORT-    U.S.                 TAX-
                                            MONEY    MONEY    CALIFORNIA   TERM     GOVERNMENT            EXEMPT   CALIFORNIA
                                            MARKET   MARKET   MONEY        INCOME   SECURITIES   INCOME   BOND     MUNICIPAL
                                            FUND     FUND      FUND        FUND      FUND        FUND     FUND      FUND
-----------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES
 David E. Anderson                                                           B                                         B
-----------------------------------------------------------------------------------------------------------------------------
 Wayne L. Attwood, M.D.
-----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake                             A
-----------------------------------------------------------------------------------------------------------------------------
 Edmond R. Davis, Esq                         B                   D
-----------------------------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis                           A
-----------------------------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr. Ph.D.                 A                              A                     A
-----------------------------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich
-----------------------------------------------------------------------------------------------------------------------------
 Jay Rockey                                            A
-----------------------------------------------------------------------------------------------------------------------------
 Morton O. Schapiro
-----------------------------------------------------------------------------------------------------------------------------
 Richard C. Yancey
-----------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
 Anne V. Farrell
-----------------------------------------------------------------------------------------------------------------------------
 Michael K. Murphy
-----------------------------------------------------------------------------------------------------------------------------
 William G. Papesh                            D                                         B          B
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------  ----------------------------------
                                           CALIFORNIA
                                           INSURED
                                           INTERMEDIATE   MID CAP   EQUITY
                                           MUNICIPAL      STOCK     INCOME
                                             FUND         FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES
 David E. Anderson                              A
-----------------------------------------------------------------------------------------------------------------------------
 Wayne L. Attwood, M.D.                                                 B
-----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake
-----------------------------------------------------------------------------------------------------------------------------
 Edmond R. Davis, Esq
-----------------------------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis                                          D          D
-----------------------------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr. Ph.D.
-----------------------------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich
-----------------------------------------------------------------------------------------------------------------------------
 Jay Rockey                                                             D
-----------------------------------------------------------------------------------------------------------------------------
 Morton O. Schapiro
-----------------------------------------------------------------------------------------------------------------------------
 Richard C. Yancey                                                      D
-----------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
 Anne V. Farrell
-----------------------------------------------------------------------------------------------------------------------------
 Michael K. Murphy
-----------------------------------------------------------------------------------------------------------------------------
 William G. Papesh                                                      D
-----------------------------------------------------------------------------------------------------------------------------

---------------
A = $1 to $10,000

B = $10,001 to $50,000

C = $50,001 to $100,000

D = over $100,000

-------------------------------------------------------------------------------------------------------------------------------
                                                                          WEST
                                      GROWTH &            INTERNATIONAL   COAST    HIGH    SMALL       STRATEGIC   CONSERVATIVE
                                      INCOME     GROWTH    GROWTH         EQUITY   YIELD   CAP STOCK   GROWTH      GROWTH
                                      FUND       FUND        FUND         FUND     FUND     FUND       PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 David E. Anderson                                 B            B
-------------------------------------------------------------------------------------------------------------------------------
 Wayne L. Attwood, M.D.                  B                                  B
-------------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake                                                           B                              D
-------------------------------------------------------------------------------------------------------------------------------
 Edmond R. Davis, Esq                    C         A            A           A
-------------------------------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis                      D                                  C
-------------------------------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr. Ph.D.            A                      A
-------------------------------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich                      D         B
-------------------------------------------------------------------------------------------------------------------------------
 Jay Rockey                              B                                  D
-------------------------------------------------------------------------------------------------------------------------------
 Morton O. Schapiro                                A                                                       B
-------------------------------------------------------------------------------------------------------------------------------
 Richard C. Yancey                       D                                  C
-------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 Anne V. Farrell                                   C                        C
-------------------------------------------------------------------------------------------------------------------------------
 Michael K. Murphy                                 D
-------------------------------------------------------------------------------------------------------------------------------
 William G. Papesh                       C                                  D
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------  -------------------------------------
                                                FLEXIBLE    CONSERVATIVE
                                     BALANCED   INCOME      BALANCED
                                     PORTFOLIO  PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 David E. Anderson
-------------------------------------------------------------------------------------------------------------------------------
 Wayne L. Attwood, M.D.
-------------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake
-------------------------------------------------------------------------------------------------------------------------------
 Edmond R. Davis, Esq                   B
-------------------------------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis
-------------------------------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr. Ph.D.
-------------------------------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich
-------------------------------------------------------------------------------------------------------------------------------
 Jay Rockey
-------------------------------------------------------------------------------------------------------------------------------
 Morton O. Schapiro
-------------------------------------------------------------------------------------------------------------------------------
 Richard C. Yancey
-------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 Anne V. Farrell
-------------------------------------------------------------------------------------------------------------------------------
 Michael K. Murphy
-------------------------------------------------------------------------------------------------------------------------------
 William G. Papesh
-------------------------------------------------------------------------------------------------------------------------------

---------------
A = $1 to $10,000

B = $10,001 to $50,000

C = $50,001 to $100,000

D = over $100,000

     Each of the Trustees and officers of the Trusts listed above holds the same position(s) within all three Trusts and is also a trustee or officer of WM Variable Trust (the "Variable Trust"). Together, the Trusts and the Variable Trust form the "Fund Complex." There are currently thirty-eight (38) portfolios within the Fund complex that are overseen by each of the Trustees. The Variable Trust is an investment company advised by the Advisor. Each of the Trustees and Officers of the Trusts listed above who is also an officer of the Advisor, the Distributor or Shareholder Services, as a result, is an affiliated person, for purposes of the 1940 Act, of the Advisor, the Distributor or Shareholder Services, as the case may be. Unless indicated otherwise, each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

     REMUNERATION. No Trustee who is an officer or employee of the Advisor or its affiliates receives any compensation from the Trusts for serving as Trustee of the Trusts. The Trusts, together with the Variable Trust, pay each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $24,000 per annum plus $3,000 per Board meeting attended in person and $1,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. The Lead Trustee receives an additional $8,000 per annum. The Chairman of each committee receives a fee of $1,000 per committee meeting and committee members each receive $500. Officers of the Trusts receive no direct remuneration in such capacity from the Trusts. Officers and Trustees of the Trusts who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly.

     COMMITTEES. The Trusts have established a Governance Committee, an Investment Committee, an Operations/Distribution Committee and an Audit Committee. The duties of the Governance Committee of the Trusts include oversight of the Trusts' legal counsel, review of the Trustees' compensation, oversight of regulatory compliance and review of assignments to each of the Trusts' other committees. The members of the Governance Committee are Richard C. Yancey (chair), David E. Anderson, Daniel L. Pavelich and Kristianne C. Blake.

     The duties of the Investment Committee include the review of and oversight of compliance with the investment restrictions of the Funds and the Portfolios, the review of advisory contracts and contracts with custodians and subadvisers, the review of the pricing, valuation and performance of the Funds and the Portfolios, the review of brokerage policies and the review of transactions with affiliates. The members of the Investment Committee are Richard C. Yancey (chair), David E. Anderson, Anne V. Farrell, and Carrol R. McGinnis.

     The duties of the Operations/Distribution Committee include monitoring the activities of the Distributor, Transfer Agent and Administrator and considering new funds, review of possible termination of funds and/or merging small funds. The members of the Operations/Distribution Committee are Kristianne C. Blake (chair), Michael K. Murphy, Jay Rockey and Morton O. Schapiro.

     The duties of the Audit Committee include oversight of each Fund's internal controls; and annual and semi-annual financial reporting process, including review of the results of each Fund's annual independent audit, review of legal, tax and regulatory matters brought to the Committee's attention by management or the independent public accountants that may have a material impact on the financial statements, related company compliance policies and programs, and reports received from regulators and review annual audit plans and other matters in relation to the Funds' independent public accountants. The members of the Audit Committee are Daniel L. Pavelich (chair), Wayne L. Attwood, M.D., Edmond
R. Davis, and Alfred E. Osborne.

     CODES OF ETHICS. The Trusts, the Advisor, WM Funds Distributor, Inc. and each of the sub-advisors to the Funds have adopted codes of ethics in accordance with Rule 17j-1 under the defined term for 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds or the Portfolios.

     The following table shows the aggregate compensation paid to each of the Trusts' Trustees by each Portfolio or Fund for the most recent fiscal year and by the "Fund Complex" for calendar 2001. The Fund Complex consists of the Portfolios and Funds, together with the Funds within the Variable Trust. None of the Trusts has any plan which would pay pension or retirement benefits to any Trustee.

                               WM GROUP OF FUNDS
                               COMPENSATION TABLE

                                                        TAX-
                                                       EXEMPT                SHORT-      U.S.                TAX-
                                              MONEY    MONEY    CALIFORNIA    TERM    GOVERNMENT            EXEMPT   CALIFORNIA
                                              MARKET   MARKET     MONEY      INCOME   SECURITIES   INCOME    BOND    MUNICIPAL
          NON-INTERESTED TRUSTEES              FUND     FUND       FUND       FUND       FUND       FUND     FUND       FUND
          -----------------------             ------   ------   ----------   ------   ----------   ------   ------   ----------
David E. Anderson...........................  $2,817    $123       $164       $ 99      $1,168      $748    $1,024     $2,054
Wayne L. Attwood, M.D. .....................  $2,777    $121       $162       $ 98      $1,151      $737    $1,010     $2,025
Arthur H. Bernstein, Esq.(1)................  $2,261    $ 99       $132       $ 79      $  938      $800    $ 822      $1,649
Kristianne Blake............................  $2,976    $130       $174       $105      $1,234      $790    $1,082     $2,169
Edmond R. Davis, Esq. ......................  $2,777    $121       $162       $ 98      $1,151      $737    $1,010     $2,025
Carrol R. McGinnis..........................  $2,777    $121       $162       $ 98      $1,151      $737    $1,010     $2,025
Alfred E. Osborne, Jr., Ph.D. ..............  $2,777    $121       $162       $ 98      $1,151      $737    $1,010     $2,025
Daniel L. Pavelich..........................  $2,696    $127       $169       $102      $1,201      $769    $1,053     $2,112
Jay Rockey..................................  $2,777    $121       $162       $ 98      $1,151      $737    $1,010     $2,025
Morton O. Schapiro..........................  $2,499    $109       $146       $ 88      $1,036      $563    $ 909      $1,022
Richard C. Yancey...........................  $3,491    $153       $204       $123      $1,447      $927    $1,269     $2,546

INTERESTED TRUSTEES
--------------------------------------------
Anne V. Farrell.............................  $2,737    $120       $160       $ 96      $1,135      $727    $ 995      $1,995
Michael K. Murphy...........................  $2,777    $121       $162       $ 98      $1,151      $737    $1,010     $2,025
William G. Papesh...........................  $   0     $  0       $  0       $  0      $    0      $  0    $   0      $    0

                                               CALIFORNIA
                                                INSURED
                                              INTERMEDIATE   MID CAP   EQUITY   GROWTH &
                                               MUNICIPAL      STOCK    INCOME    INCOME
          NON-INTERESTED TRUSTEES                 FUND        FUND      FUND      FUND
          -----------------------             ------------   -------   ------   --------
David E. Anderson...........................      $353         $64     $1,086    $2,902
Wayne L. Attwood, M.D. .....................      $348         $63     $1,071    $2,562
Arthur H. Bernstein, Esq.(1)................      $283         $51     $ 872     $2,330
Kristianne Blake............................      $373         $57     $1,147    $3,066
Edmond R. Davis, Esq. ......................      $348         $63     $1,071    $2,662
Carrol R. McGinnis..........................      $348         $63     $1,071    $2,662
Alfred E. Osborne, Jr., Ph.D. ..............      $348         $63     $1,071    $2,662
Daniel L. Pavelich..........................      $363         $56     $1,116    $2,954
Jay Rockey..................................      $348         $63     $1,071    $2,662
Morton O. Schapiro..........................      $313         $57     $ 863     $2,575
Richard C. Yancey...........................      $437         $79     $1,346    $3,597
INTERESTED TRUSTEES
--------------------------------------------
Anne V. Farrell.............................      $343         $62     $1,055    $2,621
Michael K. Murphy...........................      $348         $63     $1,071    $2,662
William G. Papesh...........................      $  0         $ 0     $   0     $    0

---------------
(1) Retired as of June 2001.


                                                            WEST
                                           INTERNATIONAL   COAST            SMALL   STRATEGIC   CONSERVATIVE
                                  GROWTH      GROWTH       EQUITY   HIGH     CAP     GROWTH        GROWTH      BALANCED
    NON-INTERESTED TRUSTEES        FUND        FUND         FUND    YIELD   FUND    PORTFOLIO    PORTFOLIO     PORTFOLIO
    -----------------------       ------   -------------   ------   -----   -----   ---------   ------------   ---------
David E. Anderson...............  $1,449       $ 88        $2,086   $172    $372     $2,096        $3,719       $4,080
Wayne L. Attwood, M.D. .........  $1,428       $ 86        $2,057   $170    $357     $2,067        $3,667       $4,023
Arthur H. Bernstein, Esq.(1)....  $1,163       $ 70        $1,676   $138    $299     $1,683        $2,906       $3,276
Kristianne Blake................  $1,530       $ 82        $2,204   $182    $383     $2,214        $3,929       $4,310
Edmond R. Davis, Esq. ..........  $1,428       $ 86        $2,057   $170    $357     $2,067        $3,687       $4,023
Carrol R. McGinnis..............  $1,428       $ 86        $2,057   $170    $357     $2,057        $3,667       $4,023
Alfred E. Osborne, Jr.,
  Ph.D. ........................  $1,428       $ 86        $2,057   $170    $357     $2,057        $3,667       $4,023
Daniel L. Pavelich..............  $1,490       $ 90        $2,145   $177    $383     $2,155        $3,824       $4,195
Jay Rockey......................  $1,428       $ 86        $2,057   $170    $367     $2,057        $3,667       $4,023
Morton O. Schapiro..............  $1,285       $ 76        $1,851   $153    $330     $1,560        $3,300       $3,621
Richard C. Yancey...............  $1,796       $108        $2,586   $213    $452     $2,596        $4,609       $5,057

INTERESTED TRUSTEES
--------------------------------
Anne V. Farrell.................  $1,408       $ 85        $2,027   $167    $352     $2,037        $3,614       $3,985
Michael K. Murphy...............  $1,428       $ 86        $2,057   $170    $357     $2,057        $3,667       $4,023
William G. Papesh...............  $   0        $  0        $   0    $  0    $  0     $    0        $    0       $    0

                                                                                   TOTAL
                                                                  TOTAL        COMPENSATION
                                  FLEXIBLE    CONSERVATIVE    COMPENSATION     FROM THE FUND
                                   INCOME       BALANCED     FOR FISCAL YEAR    COMPLEX FOR
    NON-INTERESTED TRUSTEES       PORTFOLIO    PORTFOLIO     ENDED 10/31/01    CALENDAR 2001
    -----------------------       ---------   ------------   ---------------   -------------
David E. Anderson...............   $  895         $165           $27,525        $35,500.00
Wayne L. Attwood, M.D. .........   $  952         $163           $27,435        $35,000.00
Arthur H. Bernstein, Esq.(1)....   $  800         $133           $22,339        $28,500.00
Kristianne Blake................   $1,052         $175           $29,394        $37,500.00
Edmond R. Davis, Esq. ..........   $  952         $163           $27,435        $35,000.00
Carrol R. McGinnis..............   $  952         $163           $27,435        $35,000.00
Alfred E. Osborne, Jr.,
  Ph.D. ........................   $  952         $163           $27,435        $35,000.00
Daniel L. Pavelich..............   $1,024         $170           $28,611        $35,500.00
Jay Rockey......................   $  952         $163           $27,435        $35,000.00
Morton O. Schapiro..............   $  954         $147           $24,690        $31,500.00
Richard C. Yancey...............   $1,234         $205           $34,487        $44,000.00
INTERESTED TRUSTEES
--------------------------------
Anne V. Farrell.................   $  968         $161           $27,041        $34,500.00
Michael K. Murphy...............   $  952         $163           $27,435        $24,000.00
William G. Papesh...............   $    0         $  0           $     0        $     0.00

---------------
(1) Retired as of June 2001.

     As of December 31, 2001, except as noted below, to the knowledge of the Trusts, no shareholders owned of record 5% or more of, and the officers and directors of the Portfolios and Funds as a group owned of record or beneficially less than 1% of the outstanding shares of the indicated classes of the Portfolios or Funds:

     EQUITY INCOME FUND CLASS A: Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101, 30.98%

     EQUITY INCOME FUND CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 36.76%

     SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 36.07%

     SAM Strategic Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 22.71%

     GROWTH & INCOME FUND CLASS A: Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101, 42.02%

     GROWTH & INCOME FUND CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 39.87%

     SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 31.44%

     SAM Strategic Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 24.11%

     WEST COAST EQUITY FUND CLASS A: Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101, 28.59%

     WEST COAST EQUITY FUND CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 39.40%

     SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 30.69%

     SAM Strategic Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 26.83%

     GROWTH FUND CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 41.64%

     SAM Strategic Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 31.19%

     SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 25.25%

     MID CAP STOCK FUND CLASS A:  Fiserv Securities, Inc., FAO 48414641, Attn:
     Mutual Funds, One Commerce Square, 2005 Market Street, Ste. 1200, Philadelphia, PA 19103, 6.06%

     Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101, 5.32%

     MID CAP STOCK FUND CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 35.00%

     SAM Strategic Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 31.95%

     SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 28.65%

     SMALL CAP STOCK FUND CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 39.04%

     SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 29.89%

     SAM Strategic Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 28.41%

     INTERNATIONAL GROWTH FUND CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd. Fl., Seattle, WA 98101, 38.87%

     SAM Strategic Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 34.94%

     SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 25.45%

     SHORT TERM INCOME FUND CLASS I: SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 65.16%

     SAM Flexible Income Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 31.21%

     U.S. GOVERNMENT SECURITIES CLASS I: SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 54.84%

     SAM Flexible Income Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 22.42%

     SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 19.66%

     INCOME FUND CLASS I: SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 45.81%

     SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 30.09%

     SAM Flexible Income Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 20.78%

     HIGH YIELD FUND CLASS A:  Fiserv Securities, Inc., FAO 22318326, Attn:
     Mutual Funds, One Commerce Square, 2005 Market Street, Ste. 1200, Philadelphia, PA 19103, 12.00%

     Fiserv Securities, Inc., FAO 22122857, Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Ste. 1200, Philadelphia, PA 19103, 6.56%

     HIGH YIELD FUND CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 27.07%

     SAM Balanced Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 26.96%

     SAM Strategic Growth Portfolio, c/o WM Advisors, 1201 3rd Ave., 22nd Fl., Seattle, WA 98101, 15.49%

     MONEY MARKET FUND CLASS A: BHC Securities, Omnibus Account, Attn: Cash Sweeps Dept., 2005 Market St., 12th Fl., Philadelphia, PA 19103, 53.90%

     Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101, 18.18%

     MONEY MARKET FUND CLASS I: WM Advisors, 1201 3rd Ave., Suite 780, Seattle, WA 98101, 60.62%

     WM Shareholder Services, 1201 3rd Ave., Suite 780, Seattle, WA 98101,
     20.06%

     WM Funds Distributor, 1201 3rd Ave., Suite 780, Seattle, WA 98101, 19.30%

     TAX-EXEMPT MONEY MARKET CLASS A:  BHC Securities, Omnibus Account, Attn:
     Cash Sweeps Dept., 2005 Market St., 12th Fl., Philadelphia, PA 19103,
     51.14%

     Fiserv Securities, Inc., FAO 48418366, Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Ste. 1200, Philadelphia, PA 19103, 6.53%

     CALIFORNIA MONEY FUND CLASS A: BHC Securities, Omnibus Account, Attn: Cash Sweeps Dept., 2005 Market St., 12th Fl., Philadelphia, PA 19103-4042, 32.53%

     Edward B. Baker, TTEE: Baker Family Trust U/A DTD 7/10/94, 1650 16th Ave., San Francisco, CA 94122, 13.80%

     The Portfolios and Funds have no knowledge as to the beneficial ownership of their shares.

THE PORTFOLIOS' AND FUNDS' SERVICE PROVIDERS

     The Portfolios and Funds are managed by the Advisor. The Advisor has delegated portfolio management responsibilities with respect to the Growth, International Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds to sub-advisors.

     In determining to approve the most recent annual extension of the Trusts' investment advisory agreement with the Advisor (the "Advisory Agreement") and the investment sub-advisory agreements among the Trusts, the Advisor and certain sub-advisors (the "Subadvisors") with respect to the Growth, International Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds (the "Subadvisory Agreements"), the Trustees met over the course of the Trusts' last fiscal year with the relevant investment advisory personnel and considered information provided by the Advisor and the Subadvisors relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreement and each Subadvisory Agreement. For more information on these personnel, see the Sections entitled "Advisor and Sub-Advisors" and "Individual Fund Managers" in the Trusts' Prospectuses of the personnel of the Advisor and the Subadvisors responsible for the management of the Portfolios and Funds. The Trustees also took into account the time and attention devoted by senior management to the Portfolios and Funds. The Trustees evaluated the level of skill required to manage the Portfolios and Funds, and concluded that the human resources devoted by the Advisor and the Subadvisors to the Fund were appropriate to fulfill effectively their respective duties under the Advisory Agreement and Subadvisory Agreements. The Trustees also considered the business reputation of the Advisor and the Subadvisors, their financial resources and their professional liability insurance coverage, and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements.

     The Trustees received information concerning the investment philosophies and investment processes applied by the Advisor and the Subadvisors in managing the Portfolios and Funds, as disclosed in the Prospectuses. In this connection, the Trustees considered the in-house research capabilities of the Advisor and the Subadvisors as well as other sources available to the Advisor's and the Subadvisor's personnel, including research services available to the Advisor and the Subadvisors as a result of securities transactions effected for the Funds and other investment advisory clients. (For more information, see the description under "Securities Transactions" below.) The Trustees concluded that the investment process, research capabilities and philosophies of the Advisor and the Subadvisors were well suited to the respective Portfolios and Funds, given their respective investment objectives and policies.

     The Trustees considered the scope of the services provided by the Advisor to the Portfolios and Funds under the Advisory Agreement, and those provided by the Subadvisors under the Subadvisory Agreements, relative to services provided by other third parties to other mutual funds. The Trustees noted that the standard of care applicable to the Advisor and the Subadvisors under the respective agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services provided to the Fund by the Advisor and the Subadvisors was consistent with the Portfolios' and Funds' operational requirements, including, in addition to its investment objective, compliance with the Portfolios' and Funds' investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services provided by the Advisor and the Subadvisors to the Portfolios and Funds. The Trustees evaluated the records of the Advisor and Subadvisors with respect to regulatory compliance and compliance with the investment policies of the Portfolios and Funds. The Trustees also evaluated the procedures of the Advisor and each Subadvisor designed to fulfill their fiduciary duties to the Portfolios and Funds with respect to possible conflicts of interest, including the codes of ethics of the

Advisor and each of the Subadvisors (regulating the personal trading of its officers and employees) (see"Codes of Ethics" above under "Management"), the procedures by which the Advisor allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser and the Subadvisors in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Securities Transactions" below.

     The Trustees considered oversight by the Advisor of non-advisory services provided by persons other than the Advisor, including the Subadvisors, by reference, among other things, to the Portfolios' and Funds' total expenses and the reputation of the Trusts' other service providers, as described below. The Trustees also considered information relating to the investment performance of the Portfolios and Funds relative to their respective performance benchmark(s), relative to other similar accounts managed by the Advisor and the relevant Subadvisors, and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), performance under different market conditions and during different phases of a market cycle, the volatility of each Portfolio's and Fund's returns, as well as factors identified by the Advisor or the Subadvisor as contributing to performance. See "Individual Portfolio Reviews" in the Trusts' most recent Annual Reports. The Trustees concluded that the scope and quality of the services provided by the Advisor and the Subadvisors, as well as the investment performance of the Portfolios and Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by the Advisor and the Subadvisors and their integrity, their personnel and systems, and their respective financial resources, to merit reapproval of the Advisory Agreement and each Subadvisory Agreement for another year.

     In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement and each Subadvisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered the fees of each Portfolio and Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor and/or the relevant Subadvisor. In particular, the Trustees evaluated the profitability of the Advisor with respect to the Portfolios and Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Portfolio and Fund directly to the Advisor and the applicable Subadvisors, but also took into account so-called "fallout benefits" to the Advisor and the Subadvisors such as reputational value derived from serving as investment adviser to one or more of the Portfolios and Funds.

     In evaluating the Portfolios' and Funds' advisory and subadvisory fees, the Trustees also took into account the complexity of investment management for each Portfolio and Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state-specific municipal funds require greater intensity of research and trading acumen than larger capitalization or more diversified funds.

     Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor and the Subadvisors under the Advisory Agreement and each Subadvisory Agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor and the Subadvisors.

     MANAGEMENT FEES. Each Portfolio and Fund pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Portfolio and Fund is based upon a percentage of the average net assets of such Portfolio or Fund. Absent fee waivers, the management fee for each Portfolio and Fund, as provided in the investment advisory agreement of the Portfolio or Fund, is as follows:

                           FUNDS                                            FEES
                           -----                                            ----
Money Market and Tax-Exempt Money Market Funds..............  0.45% of the first $1 billion,
                                                              0.40% thereafter
California Money Fund.......................................  0.45% of the first $500 million,
                                                              0.40% thereafter
Short Term Income Fund......................................  0.50% of the first $200 million,
                                                              0.45% of the next $300 million,
                                                              0.40% thereafter
U.S. Government Securities and Income Funds.................  0.50% of all assets
High Yield, Equity Income and Growth & Income Funds.........  0.625% of the first $250 million,
                                                              0.50% thereafter
Tax-Exempt Bond Fund*.......................................  0.40% of the first $250 million,
                                                              0.30% thereafter
California Municipal Fund*..................................  0.30% of the first $150 million,
                                                              0.35% of the next $850 million
                                                              0.375% thereafter
California Insured Intermediate Fund*.......................  0.30% of the first $75 million,
                                                              0.375% thereafter
West Coast Equity Fund......................................  0.625% of the first $500 million,
                                                              0.50% of the next $500 million,
                                                              0.375% thereafter
Growth Fund**...............................................  0.85% of all assets
Mid Cap Stock Fund..........................................  0.75% of all assets
Small Cap Stock Fund........................................  0.85% of all assets
International Growth Fund*..................................  0.35% of the first $25 million,
                                                              0.50% of the next $25 million,
                                                              0.575% of the next $75 million,
                                                              0.375% of the next $125 million,
                                                              0.425% thereafter**
Each of the Portfolios......................................  0.65% of all assets

---------------
  * The advisory and sub-advisory agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of the sub-advisors by the Funds. The fee rates shown above reflect this amendment (i.e., they are net of sub-advisory fees).

 ** The advisory agreement was amended effective January 1, 2000 to provide for direct payment of the sub-advisors by the Fund. The fee shown will be reduced by the sub-advisory fees, which will fluctuate depending on the allocation of assets among the three sub-advisors.

*** The Advisor also receives the benefit of the fee aggregation policies described below.

     For the three most recent fiscal years, the Portfolios and Funds paid the Advisor or its affiliates the following advisory fees:

                                                            FISCAL YEAR ENDED OCTOBER 31, 2001
                                                         ----------------------------------------
                                                         FEES BEFORE                    EXPENSES
                                                           WAIVER       FEES WAIVED    REIMBURSED
                                                         -----------    -----------    ----------
Strategic Growth Portfolio.............................  $ 3,480,633     $     --         $ --
Conservative Growth Portfolio..........................    6,261,309           --           --
Balanced Portfolio.....................................    6,482,698           --           --
Conservative Balanced Portfolio........................      174,922       36,885           --
Flexible Income Portfolio..............................    1,448,623           --           --
Equity Income Fund.....................................    2,531,603           --           --
Growth & Income Fund...................................    8,316,089           --           --
West Coast Equity Fund.................................    4,254,851           --           --
Growth Fund*...........................................    7,032,336           --           --
Mid Cap Stock Fund.....................................    1,667,491           --           --
Small Cap Stock Fund...................................    2,248,893           --           --
International Growth Fund*.............................    1,693,880           --           --
Short Term Income Fund.................................      626,271      404,426           --
U.S. Government Securities Fund........................    2,654,885           --           --
Income Fund............................................    2,604,839           --           --
High Yield Fund........................................    1,417,568           --           --
Tax-Exempt Bond Fund*..................................    1,265,355           --           --
California Municipal Fund*.............................    2,321,395           --           --
California Insured Intermediate Municipal Fund*........      356,865      122,843           --
Money Market Fund......................................    2,908,035           --           --
Tax-Exempt Money Market Fund...........................      136,099           --           --
California Money Fund..................................      165,547       29,375           --

* The advisory and sub-advisory agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of the sub-advisors by the Funds. The fee rates shown above reflect this amendment (i.e., they are net of sub-advisory fees.)

                                                             FISCAL YEAR ENDED OCTOBER 31, 2000
                                                          ----------------------------------------
                                                          FEES BEFORE                    EXPENSES
                                                            WAIVER       FEES WAIVED    REIMBURSED
                                                          -----------    -----------    ----------
Strategic Growth Portfolio..............................  $  963,168      $     --         $ --
Conservative Growth Portfolio...........................   1,906,136            --           --
Balanced Portfolio......................................   1,928,395            --           --
Conservative Balanced Portfolio.........................      38,941            --           --
Flexible Income Portfolio...............................     498,923            --           --
Equity Income Fund......................................   1,722,143            --           --
Growth & Income Fund....................................   7,855,270            --           --
West Coast Equity Fund..................................   3,755,021            --           --
Growth Fund*............................................   5,588,560       712,482           --
Mid Cap Stock Fund......................................     739,509            --           --
Small Cap Stock Fund....................................   2,342,203            --           --
International Growth Fund*..............................   1,974,607            --           --
Short Term Income Fund..................................     678,793       399,616           --
U.S. Government Securities Fund.........................   2,307,217       158,232           --
Income Fund.............................................   1,938,925            --           --
High Yield Fund.........................................     963,117            --           --
Tax-Exempt Bond Fund*...................................   1,024,453        38,920           --
California Municipal Fund*..............................   1,431,533            --           --
California Insured Intermediate Municipal Fund*.........     214,891            --           --
Money Market Fund.......................................   2,325,604            --           --
Tax-Exempt Money Market Fund............................     133,284        44,931           --
California Money Fund...................................     159,751            --           --

                                                             FISCAL YEAR ENDED OCTOBER 31, 1999
                                                          ----------------------------------------
                                                          FEES BEFORE                    EXPENSES
                                                            WAIVER       FEES WAIVED    REIMBURSED
                                                          -----------    -----------    ----------
Strategic Growth Portfolio..............................  $  193,472     $   25,530      $     0
Conservative Growth Portfolio...........................  $  538,570     $   49,644      $     0
Balanced Portfolio......................................  $  500,484     $   34,597      $     0
Conservative Balanced Portfolio.........................  $   27,945     $   27,945      $18,050
Flexible Income Portfolio...............................  $  144,701     $   54,603      $     0
Equity Income Fund......................................  $2,114,106     $        0      $     0
Growth & Income Fund....................................  $6,133,736     $  156,041      $     0
West Coast Equity Fund..................................  $2,331,602     $        0      $     0
Growth Fund.............................................  $4,855,072     $1,050,546      $     0
Small Cap Stock Fund....................................  $1,144,150     $  198,910      $     0
International Growth Fund...............................  $1,577,276     $        0      $     0
Short Term Income Fund..................................  $  661,858     $  449,313      $     0
U.S. Government Securities Fund.........................  $2,110,308     $  327,909      $     0
Income Fund.............................................  $1,514,494     $  115,406      $     0
High Yield Fund.........................................  $  277,534     $  277,534      $     0
Tax-Exempt Bond Fund....................................  $1,475,712     $        0      $     0
California Municipal Fund...............................  $2,098,572     $  111,899      $     0
California Insured Intermediate Municipal Fund..........  $  355,545     $   41,952      $     0
Money Market Fund.......................................  $2,611,321     $        0      $     0
Tax-Exempt Money Market Fund............................  $  149,140     $  104,700      $     0
California Money Fund...................................  $  163,095     $        0      $     0

SUB-ADVISORY FEES

     The Funds listed below pay to their sub-advisors a monthly fee at an annual rate of the following percentages of the average net assets of each such Fund.

                     SUB-ADVISOR/FUNDS                                      FEES
                     -----------------                                      ----
VAN KAMPEN INVESTMENT ADVISORY CORP.
  California Municipal Fund.................................  0.20% of the first $150 million
                                                              0.15% of the next $850 million
                                                              0.125% thereafter
  California Insured Intermediate Municipal Fund............  0.20% of the first $75 million
                                                              0.125% thereafter
  Tax-Exempt Bond Fund......................................  0.10% of average daily net assets
COLUMBIA MANAGEMENT COMPANY
  Growth Fund...............................................  0.60% of the first $25 million
                                                              0.40% of the next $25 million
                                                              0.30% of the next $50 million
                                                              0.25% of the next $400 million
                                                              0.15% thereafter*
JANUS CAPITAL CORPORATION
  Growth Fund...............................................  0.55% of the first $25 million
                                                              0.50% of the next $475 million
                                                              0.45% thereafter*
OPPENHEIMERFUNDS, INC.
  Growth Fund...............................................  0.40% of the first $150 million
                                                              0.375% of the next $150 million
                                                              0.35% of the next $200 million
                                                              0.30% thereafter*
CAPITAL GUARDIAN TRUST COMPANY
  International Growth Fund.................................  0.75% of the first $25 million
                                                              0.60% of the next $25 million
                                                              0.425% of the next $200 million
                                                              0.375% thereafter**

---------------
  * Assets of WM Variable Trust Growth Fund are included with the assets of the Growth Fund for purposes of determining fees.

** Subject to the following fee aggregation policies:

          Fee aggregation will apply to all accounts managed by Capital Group companies, except for emerging markets equity investments and investments in funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of fee aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each of the client's Eligible Accounts.

          For additional Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

          For additional Eligible Accounts with different investment objectives and guidelines:

        1. Each account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

        2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

        3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

          For fee aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income -- emerging markets, and fixed-income -- developed markets.

          Unless otherwise requested, the benefit from fee aggregation for clients with multiple accounts will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

          If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on any unaggregated basis will be converted to a designated base currency using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in the applicable currency.

          The following fee discounts will be applied based upon the total aggregated fees:

Clients between $1.25 million to $4 million.................     5% discount
Clients between $4 million to $8 million....................   7.5% discount
Clients between $8 million to $12 million...................    10% discount
Clients over $12 million....................................  12.5% discount

          For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds internally charged fees managed by Capital Group companies, except for investments in American Funds' mutual funds. The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).

          For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

          To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

          Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the Investment (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

          Applicable discount levels and the elimination of fee breakpoints will be effective beginning the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in the market alone will not cause the reinstatement of a lower discount level or fee breakpoints.

     For the three most recent fiscal years, the sub-advisors were paid the following sub-advisory fees (directly by the Funds for periods after January 1, 2000, and by the Advisor or its affiliates for prior periods):

                                                           FEES PAID FISCAL YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------
                                                              2001          2000          1999
                                                           -----------   -----------   -----------
Growth Fund..............................................  $3,926,462    $5,809,683    $2,703,042
International Growth Fund*...............................  $  755,807    $  850,683    $  754,517
Tax-Exempt Bond Fund.....................................  $  254,825    $  245,804    $  253,777
California Municipal Fund................................  $  771,418    $  670,650    $  670,165
California Insured Intermediate Municipal Fund...........  $  142,408    $  128,363    $  133,756

---------------
* Fees shown include those paid to Warburg Pincus, which provided sub-advisory services to the Fund until June 23, 1999.

     ADMINISTRATION FEES. Until March 20, 1998, Sierra Fund Administration Corporation ("Sierra Administration") served as the administrator, and PFPC (formerly First Data Investor Services Group) served as the sub-administrator to each of the Portfolios and to each of the WM Trust II Funds. Shareholder Services had provided transfer agency and other shareholder services to each of the WM Trust I Funds prior to that date, and has provided transfer agency and other shareholder services to each of the Portfolios and Funds since March 20, 1998.

     For the three most recent fiscal years the Trusts paid Shareholder Services and its affiliates the following administration and/or transfer agent fees:

                                                              FISCAL YEAR ENDED OCTOBER 31,
                                                            ----------------------------------
                                                               2001         2000        1999
                                                            ----------   ----------   --------
Strategic Growth Portfolio................................  $  486,542   $  215,296   $ 79,921
Conservative Growth Portfolio.............................  $  615,714   $  329,227   $159,931
Balanced Portfolio........................................  $  581,831   $  340,805   $164,646
Conservative Balanced Portfolio...........................  $   18,342   $   10,278   $  9,614
Flexible Income Portfolio.................................  $  143,890   $  112,291   $ 50,193
Equity Income Fund........................................  $  241,909   $  223,901   $243,305
Growth & Income Fund......................................  $1,089,869   $1,012,483   $857,489
West Coast Equity Fund....................................  $  630,424   $  470,169   $384,555
Growth Fund...............................................  $1,652,373   $1,202,847   $563,060
Mid Cap Stock Fund........................................  $   42,188   $    5,637         --
Small Cap Stock Fund......................................  $  456,798   $  403,255   $370,377
International Growth Fund.................................  $  175,103   $  170,270   $152,297
Short Term Income Fund....................................  $   69,542   $  112,154   $133,452
U.S. Government Securities Fund...........................  $  309,884   $  343,650   $363,404
Income Fund...............................................  $  274,570   $  300,513   $334,494
High Yield Fund...........................................  $   41,070   $   24,768   $ 32,915
Tax-Exempt Bond Fund......................................  $  146,428   $  138,459   $142,745
California Municipal Fund.................................  $  194,809   $  166,333   $159,864
California Insured Intermediate Municipal Fund............  $   29,355   $   24,602   $ 27,683
Money Market Fund.........................................  $  379,141   $  503,423   $541,844
Tax-Exempt Money Market Fund..............................  $   30,859   $   44,487   $ 34,898
California Money Fund.....................................  $   25,913   $   28,971   $ 35,836

     For the three most recent fiscal years, Shareholder Services and its affiliates paid the following amounts to PFPC for sub-administrative services to the Portfolios and Funds.

                                                              FISCAL YEAR ENDED OCTOBER 31,
                                                              ------------------------------
                                                                2001       2000       1999
                                                              --------   --------   --------
Strategic Growth Portfolio..................................  $196,550   $139,836   $ 53,387
Conservative Growth Portfolio...............................  $353,613   $285,246   $149,238
Balanced Portfolio..........................................  $366,098   $291,453   $137,954
Conservative Balanced Portfolio.............................  $  9,871   $  6,599   $  7,760
Flexible Income Portfolio...................................  $ 81,810   $ 82,208   $ 39,162
Equity Income Fund..........................................  $162,838   $106,305   $151,764
Growth & Income Fund........................................  $587,639   $567,979   $485,890
West Coast Equity Fund......................................  $266,442   $235,907   $156,304
Growth Fund.................................................  $303,938   $468,741   $231,789
Mid Cap Stock Fund..........................................  $ 81,599   $ 36,683         --
Small Cap Stock Fund........................................  $ 97,145   $103,336   $ 54,624
International Growth Fund...................................  $ 63,980   $ 78,961   $ 66,876
Short Term Income Fund......................................  $ 45,983   $ 51,290   $ 54,836
U.S. Government Securities Fund.............................  $194,915   $173,884   $171,764
Income Fund.................................................  $191,238   $145,695   $122,549
High Yield Fund.............................................  $ 83,264   $ 57,747   $ 18,310
Tax-Exempt Bond Fund........................................  $ 93,425   $ 92,692   $128,995
California Municipal Fund...................................  $170,438   $149,655   $166,146
California Insured Intermediate Municipal Fund..............  $ 26,202   $ 24,489   $ 28,085
Money Market Fund...........................................  $237,224   $194,936   $243,157
Tax-Exempt Money Market Fund................................  $ 11,104   $ 11,166   $ 13,857
California Money Fund.......................................  $ 13,506   $ 13,374   $ 15,235

TRANSFER AGENT AND CUSTODIAN

     WM Shareholder Services, Inc., provides transfer agency and other services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. Shareholder Services is an indirect wholly owned subsidiary of Washington Mutual, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. The Custodian for the Portfolios and Funds is Boston Safe Deposit and Trust Co., which is located at One Boston Place, Boston, Massachusetts 02108. Shareholder Services may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services.

COUNSEL

     Ropes & Gray, located at One International Place, Boston, Massachusetts 02110, serves as counsel to the Trusts.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP, 200 Berkeley St., Boston, MA 02116, serves as Independent Auditor to each of the Portfolios and Funds providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various filings with the Securities and Exchange Commission. The financial statements, financial highlights and Independent Auditors' Reports of Deloitte & Touche LLP for each of the Portfolios and Funds contained in the Portfolios' and the Funds' Annual Report for the fiscal period ended October 31, 2001 are hereby incorporated by reference. The financial statements incorporated by reference into this SAI and the financial highlights in the Prospectus have been audited by

Deloitte & Touche LLP and have been so included in reliance on the Independent Auditors' Reports, given on the authority of Deloitte & Touche LLP as experts in accounting and auditing.

INVESTMENT OBJECTIVES AND POLICIES

     The Prospectus discusses the investment objective or objectives of each of the Portfolios and Funds and the policies to be employed to achieve such objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios and Funds may invest, the investment policies and portfolio strategies that the Portfolios and Funds may utilize and certain risks attendant to such investments, policies and strategies.

     RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organization ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch, represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds will also rely upon the independent advice of the Advisor or their respective sub-advisors. The Appendix to this SAI contains further information concerning the ratings of these services and their significance.

     To the extent that the rating given by Moody's, S&P or Fitch for securities may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include, but are not necessarily limited to, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the Fund's sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     ILLIQUID SECURITIES AND RESTRICTED SECURITIES. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be treated as an illiquid security.

     BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

     Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the Funds' respective sub-advisors will carefully evaluate such investments on a case-by-case basis.

     A Fund may purchase a CD, TD or bankers' acceptance issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

     Savings and loan associations whose CDs, TDs and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States Government. As a result, such savings and loan associations are subject to regulation and examination.

     MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Funds may invest include those classified as governmental or government-related. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

     Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds will, consistent with their respective investment objectives and policies, consider making investments in such new types of securities.

     The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 5- to 8-year average life for pools of current coupon fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. The California Municipal Fund may invest no more than 20%, in the aggregate, of its assets in repurchase agreements and certain other securities or instruments, but this 20% limit does not apply to investments for temporary defensive purposes. The Equity Income, Growth & Income, Northwest, U.S. Government Securities, Income, Tax-Exempt Bond, Money Market and Tax-Exempt Money Market Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves, provided that repurchase agreements maturing in greater than 7 days cannot exceed 10% of each Fund's total assets.

     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED DELIVERY TRANSACTIONS. A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at the Trusts' Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

     STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in this SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Funds, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. No Portfolio or Fund currently intends to enter into Strategic Transactions, excluding Strategic Transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.

     The Portfolios and Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the sub-advisor, it is in the best interest of the Portfolio or Fund to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.

     The use of Strategic Transactions for asset management purposes involves special considerations and risks. Additional risks pertaining to particular strategies that make up Strategic Transactions are described below. Successful use of most Strategic Transactions depends upon the Advisor or the sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which Strategic Transactions are traded. In addition, a

Portfolio or Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Transactions involving obligations to third parties (i.e., Strategic Transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.

     - SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which a Fund engaging in Strategic Transactions may enter, consistent with the Fund's investment policies and restrictions, are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Advisor and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are relatively recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they may be less liquid.

     - FUTURES ACTIVITIES. Each of the Funds permitted to engage in Strategic Transactions within WM Trust II, and the High Yield and Mid Cap Stock Funds and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the Fund involved for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted Strategic Transactions. In the case of the California Municipal and the California Insured Intermediate Municipal Funds, such investments will be made only in unusual circumstances, such as when that Funds' sub-advisor anticipates an extreme change in interest rates or market conditions. The ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirement of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

     Futures Contracts

     An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

     The purpose of entering into a futures contract by a Portfolio or Fund is to protect the Portfolio or Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, if the California Municipal Fund or the California Insured Intermediate Municipal Fund owns long-term bonds and tax-exempt rates are expected to increase, these Funds might enter into futures contracts to sell a municipal bond index. Such a transaction would have much the same effect as a Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term municipal obligations in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Because the value of portfolio securities will far exceed the value of the futures contracts entered into by a Fund, an increase in the value of the futures contract would only mitigate -- but not totally offset -- the decline in the value of the portfolio.

     No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Portfolio or Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in its nature the equivalent of a performance bond or good faith deposit on the contract, which is returned to a Portfolio or Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio or Fund may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's or Fund's existing position in the contract.

     There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Advisor or the sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

     Although the Portfolios and the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio or Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Portfolios or Funds will be required to either (i) segregate sufficient cash or liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in the Portfolios' or Funds' assets, the Portfolios and Funds will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Portfolios and Funds will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those positions, adjusted for the historical volatility relationship between the portfolio and the index contracts.

Options on Futures Contracts

          An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The value of the option can change daily and that change would be reflected in the net asset value of the Fund or Portfolio holding the option.

          When engaging in Strategic Transactions, the Portfolios and the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

          There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the sub-advisors, which could prove to be inaccurate. Even if the expectations of the Advisor or the sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.

     - OPTIONS ON SECURITIES. The Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock, International Growth and Short Term Income Funds, may buy and sell covered put (except for the Equity Income, Growth & Income and West Coast Equity Funds) and call options on securities.

     Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (1) in-the-money call options when the Advisor or its sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or its sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when the Advisor or its sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.

     So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.

     An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. Government Securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an Agreement under which the Fund may repurchase the option at a formula price at which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will generally be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the inability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund.

     A Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

     To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or its sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and its sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

     In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

     Additional risks exist with respect to mortgage-backed U.S. Government Securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

     - OPTIONS ON SECURITIES INDEXES. The Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and California Insured Intermediate Municipal Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

     Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor or its sub-advisor believes the option can be closed out.

     Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or its sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

     Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

     - FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and Income Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds' dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency.

     If a Fund enters into a position hedging transaction, the Trusts' Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to a Fund of engaging in currency transactions with factors such as, the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

     If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Funds, in addition, may combine forward currency exchange contracts with investments in securities denominated in other currencies in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in a Fund's underlying currency. For instance, a Fund could purchase a U.S. dollar-denominated security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for its underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to "lock in" the foreign currency value of the security and adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

     There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Advisor and each sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's sub-advisor will be able to do so.

     There is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The Commodity Futures Trading Commission has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

     - OPTIONS ON FOREIGN CURRENCIES. The Growth, Mid Cap Stock, International Growth, Short Term Income, High Yield and California Insured Intermediate Municipal Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and may thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction, or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

     The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or Fund's sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

     A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by Boston Safe, the Fund's Custodian, upon conversion or exchange of other foreign currency held by the Fund). A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other liquid debt securities in a segregated account with Boston Safe.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the projections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to their exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
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

     SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the Equity Income, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Income and High Yield Funds are made in securities of companies in (or governments of) developed countries, the Funds set forth above may also invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. "Developing or Emerging Markets," for the WM Group of Funds, include all countries in Latin America and the Caribbean, all countries in Asia (except Australia, Hong Kong, Japan, New Zealand, and Singapore), all countries in Africa and the Middle East (except Israel), all former Eastern bloc countries, Russia and the Commonwealth of Independent States, Greece, Portugal and Turkey. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries.

     Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

     LENDING OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Stock, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds may lend portfolio securities up to 33% of total assets. These Funds will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trusts' Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder."

     MUNICIPAL OBLIGATIONS. Municipal Obligations are securities, the interest on which qualifies for exclusion from gross income for federal income tax purposes in the opinion of bond counsel to the issuer. The three principal classifications of Municipal Obligations are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.

     MUNICIPAL BONDS, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. An AMT-Subject Bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and AMT-Subject Bonds are discussed below.

     1. GENERAL OBLIGATION BONDS. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

     2. REVENUE BONDS. Revenue Bonds are issued to finance a wide variety of capital projects, including; electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     3. AMT-SUBJECT BONDS. AMT-Subject Bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for federal income tax purposes and if they are issued by or on behalf of public authorities to raise money to finance, for example, privately operated manufacturing or housing facilities, publicly operated airport, dock, wharf, or mass-commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     MUNICIPAL COMMERCIAL PAPER issues typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     MUNICIPAL NOTES generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:

     1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes and are payable from these specific future taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the notes.

     4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal (the "Municipal Funds"), Tax-Exempt Money Market, and California Money Funds will only purchase Construction Loan Notes that are subject to GNMA or bank purchase commitments.

     From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations have been introduced before Congress. Similar proposals may be introduced in the future. If a proposal to restrict or eliminate the federal tax exemption for interest on Municipal Obligations were enacted, the availability of Municipal Obligations for investment by the Municipal Funds would be adversely affected. In such event, the Municipal Funds would reevaluate their respective investment objectives and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.

     PARTICIPATION INTERESTS. The Municipal Funds may invest in participation interests purchased from banks in floating rate or variable rate municipal obligations (such as AMT-Subject Bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the relevant Fund's participation interest bears to the total principal amount of the municipal security and provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Funds intend to purchase participation interests based upon opinions of counsel to the issuer to the effect that income from them is tax-exempt to the Fund.

     STAND-BY COMMITMENTS. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a "put" option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.

     The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

     A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 0.5% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Funds intend to enter into stand-by commitments only with broker-dealers, dealers or banks that the Advisor or their sub-advisor believes present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Advisor or its sub-advisor in accordance with procedures established by the Board of Trustees.

     A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

     The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, (2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property and (4) the general financial condition of the State of California and the California economy. The following information constitutes only a brief summary, and is not intended as a complete description. The information has been drawn, in some cases by excerpt, from official statements relating to securities offerings of the State of California and the California economy, available as of the date of this Statement of Additional Information. While the information has not been independently verified by the California Municipal Fund, California Insured Intermediate Municipal or California Money Fund (the "California Fund"), the California Fund has no reason to believe that such information is not correct in all material respects.

     AMENDMENTS TO THE CALIFORNIA CONSTITUTION AND RELATED STATUTES. Since 1978 the California voters have voted to amend the California Constitution in a number of ways which could affect a governmental entity's ability to budget or raise sufficient funds to meet debt service on bonds and other obligations.

     These amendments, among other things, provide maximum limits on ad valorem taxes on real property, appropriation limits for state and local governmental entities, require new local taxes to be submitted to the electorate and make it generally more difficult for local agencies to levy and maintain fees, charges and assessments for municipal services and programs. These amendments may adversely affect the ability of issuers of California Municipal Obligations to make timely payments of principal and interest, and may adversely affect the supply of California Municipal Obligations.

     OTHER RELEVANT CALIFORNIA LAWS. A wide variety of California laws and regulations may affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, California Municipal Obligations in which the California Municipal, California Insured Intermediate Municipal and California Money Funds may invest. The impact of such laws and regulations on particular California Municipal Obligations may vary depending upon numerous factors including, among others, the particular type of Municipal Security involved, the public purpose funded by the Municipal Security and the nature and extent of insurance or other security for payment of principal and interest on the Municipal Security. For example, California Municipal Obligations which are payable only from the revenues derived from a particular facility may be adversely affected by California laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. California Municipal Obligations, the payment of interest and principal on which is insured in whole or in part by a California governmentally created fund, may be adversely affected by California laws or regulations which restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such Municipal Obligations.

     Certain California Municipal Obligations in which the California Municipal, California Insured Intermediate and California Money Funds may invest may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect such revenues and, consequently, payment on those California Municipal Obligations.

     Certain California Municipal Obligations in which the California Municipal, California Insured Intermediate Municipal and California Money Funds may invest may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust, two of which limit the creditor's right to obtain a deficiency judgment. One of the limitations is based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires the creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

     Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a home mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

     In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

     Certain California Municipal Obligations in which the California Municipal, California Insured Intermediate Municipal and California Money Funds may invest may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

     Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in any twelve month period in excess of 20% of the original amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

     Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific California Municipal Obligations the California Municipal, California Insured Intermediate Municipal and California Money Funds will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Municipal Obligations in which the California Municipal, California Insured Intermediate Municipal and California Money Funds may invest and, therefore, on the units of the California Municipal, California Insured Intermediate Municipal or California Money Funds.

     POWER CRISIS. In the latter part of 2000, the California electric utility industry encountered severe financial difficulties caused in part by increasing costs of purchasing wholesale electric power while the rates that can be charged to consumers are limited by law. California's largest utilities were allowed to increase their rates to pass through to consumers some of these increased costs, but assert that the utilities may be unable to meet their cash needs as those needs arise, and may default on their loans and/or file for bankruptcy. Some areas in California recently have been subjected to periodic scheduled blackouts to conserve power. The impact of the power crisis on the California economy is unknown but could be substantial.

     ADDITIONAL CONSIDERATIONS. With respect to Municipal Obligations issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trusts cannot predict what legislation, if any, may be proposed in the California State Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of California Municipal Obligations for investment by the California Municipal, California Insured Intermediate Municipal and California Money Funds and the value of the Fund's investments. In such event, the Trustees would reevaluate the investment objective and policies of the California Municipal, California Insured Intermediate Municipal and California Money Funds and consider changes in its investments structure or possible dissolution.

     LOWER-RATED SECURITIES. The Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Stock, Income and Tax-Exempt Bond Funds may each invest up to 35% of their total assets in below-investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities determined to be of comparable quality by the Advisor. The High Yield Fund may invest entirely in such securities and will generally invest at least 65% of its assets in such securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix to this SAI for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics.

     Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on the Advisor or its sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Advisor or the Fund's sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

     Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

                            INVESTMENT RESTRICTIONS

     Certain of the Portfolios' and Funds' investment restrictions set forth below, and in the case of the West Coast Equity Fund, the Fund's investment objective, are fundamental policies. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio or Fund, as defined in the 1940 Act. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Portfolio or Fund, if the holders of more than 50% of the outstanding shares of the Portfolio or Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio or Fund. A fundamental policy affecting a particular Portfolio or Fund may not be changed without the vote of a majority of the outstanding shares of the affected Portfolio or Fund.

     RESTRICTIONS APPLICABLE TO THE GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME, CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL AND CALIFORNIA MONEY FUNDS:

     Investment Restrictions 1 through 16 are fundamental policies of the Funds. Investment restrictions 17 through 26 may be changed by the WM Trust II's Board of Trustees at any time, without shareholder approval.

     The above listed Funds are prohibited from:

      1. Purchasing the securities of any issuer (other than U.S. Government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation; provided that this restriction shall not apply to the California Municipal, California Insured Intermediate Municipal and California Money Funds.

      2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities; provided further that this restriction shall not apply to the Growth, California Municipal, California Insured Intermediate Municipal and California Money Funds; and provided further that the Growth Fund may not own more than 10% of the outstanding voting securities of a single issuer.

      3. Purchasing securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

      4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

      5. Borrowing money, except that (a) the Funds may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) the Growth, Small Cap Stock, International Growth, Short Term Income, California Municipal and California Insured Intermediate Municipal Funds may enter into futures contracts, and (c) the Short Term Income Fund may engage in dollar roll transactions; provided that whenever borrowings pursuant to (a) above (except that whenever borrowings pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities; and provided further that the Short Term Income Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing).

      6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and
         (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

      7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      8. Purchasing or selling real estate or interests in real estate, except that a Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

      9. Investing in commodities, except that the Growth, Small Cap Stock, International Growth, Short Term Income, California Municipal and California Insured Intermediate Municipal Funds may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

     10. Investing in oil, gas or other mineral exploration or development programs.

     11. Making loans, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the California Municipal Fund) and the entry into repurchase agreements.

     12. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law, including the 1940 Act.

     13. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to the purchase of (a) U.S. Government securities, (b) municipal obligations issued by governments or political subdivisions of governments or (c) with respect to the California Money Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks.

     14. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof; provided that this restriction shall not apply to the Growth, Short Term Income and California Insured Intermediate Municipal Funds; and provided further that (a) the Small Cap Stock and International Growth Funds may purchase, write and sell covered put and call options on securities, (b) the Small Cap Stock, International Growth and California Municipal Funds may purchase, write and sell futures contracts and options on futures contracts, (c) the California Municipal and California Money Funds may acquire stand-by commitments,
         (d) the Small Cap Stock and International Growth Funds may purchase and write put and call options on stock indexes, and (e) the International Growth Fund may purchase put and call options and write covered call options on foreign currency contracts.

     15. With respect to the Growth Fund, investing more than 35% of the Fund's assets in non-investment grade debt securities.

     16. With respect to the Short Term Income Fund, having a dollar-weighted average portfolio maturity in excess of five years.

     17. With respect to the Growth Fund, investing more than 25% of the Fund's assets in foreign securities.

     18. Purchasing securities that are not readily marketable if more than 10% of the net assets of a Money Fund, or more than 15% of the net assets of a Non-Money Fund, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; provided that the Funds may not invest more than 10% of its total assets in such securities, except the Growth and Short Term Income Funds (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

     19. Purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; provided that in the case of industrial revenue bonds purchased for the

         Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

     20. Making investments for the purpose of exercising control or management.

     21. Purchasing or retaining securities of any company if, to the knowledge of the Company, any of the Company's officers or Trustees or any officer or director of the Advisor or a sub-advisor individually owns more than 0.5% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

     22. Investing in warrants, (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

     23. Purchasing or selling interests in real estate limited partnerships.

     24. Investing in mineral leases.

     25. Entering into Strategic Transactions otherwise prohibited by the Fund's investment restrictions or in the aggregate in excess of 25% of the Fund's net assets, for purposes other than bona fide hedging positions or that are not "covered," subject to such greater percentage limitations as may be imposed by the Advisor from time to time.

     26. With respect to the Small Cap Stock Fund, investing, under normal circumstances, less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase.

     Restriction 26 may not be changed without at least 60 days prior notice to shareholders. For purposes of the investment restrictions described above, the issuer of a municipal security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of investment restriction 13 above, AMT-Subject Bonds and Revenue Bonds, the payment of principal and interest on which is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." The percentage limitations contained in the restrictions listed above apply at the time of purchase of securities, and shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such purchase.

THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY WM TRUST I WITH RESPECT TO THE WM TRUST I FUNDS AS FUNDAMENTAL POLICIES, EXCEPT WHERE OTHERWISE INDICATED.

     Each of the Money Market and Tax-Exempt Money Market Funds may not:

      1. invest in common stocks or other equity securities(1)

      2. borrow money for investment purposes, except that each Fund may borrow up to 5% of its total assets in emergencies, and may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio;

      3. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

      4. buy or sell options;

      5. act as underwriter of securities issued by others;

---------------

 * Percentage at the time the investment is made.

(1) For purposes of determining compliance with this restriction, the Tax-Exempt Money Market Fund will not consider securities of other money market funds to be "common stocks or other equities."

      6. buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements);

      7. buy or sell real estate, real estate investment trust securities, commodities, or oil, gas and mineral interests;

      8. lend money, except in connection with repurchase agreements and for investments made in accordance with Fund policies discussed in the Prospectus;

      9. issue senior securities;

     10. invest more than 5%* of its total assets in the securities of any single issuer (except for the United States Government, its agencies or instrumentalities);

     11. invest more than 25%* of its total assets in securities of issuers in any single industry;

     12. invest more than 10%* of its net assets in illiquid securities;

     13. invest in companies for the purpose of exercising control.

     The Money Market Fund may not:

     1. invest in other investment companies (except as part of a merger).

     The Tax-Exempt Money Market Fund may not:

     1. invest more than 20%* of its assets in obligations that pay interest subject to federal alternative minimum tax.

     Each of the U.S. Government Securities, Income and Tax-Exempt Bond Funds may not:

      1. invest more than 5%* of its total assets in any single issuer other than U.S. Government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

      2. acquire more than 10%* of the voting securities of any one company;

      3. invest in any company for the purpose of management or exercising control;

      4. invest in real estate or commodities, although the Income Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein, and the Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options;

      5. invest in oil, gas or other mineral leases;

      6. invest in securities restricted under federal securities laws other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended;

      7. invest more than 20%* of its assets in forward commitments;

      8. invest more than 25%* of its assets in any single industry;**

      9. invest more than 15%* of its net assets in illiquid securities;

     10. buy foreign securities not payable in U.S. dollars (not applicable to the Income Fund);

     11. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

     12. invest more than 5%* of its net assets in warrants including not more than 2%* of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;

     13. act as underwriter of securities issued by others;

     14. borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and, except for the Tax-Exempt Bond Fund, may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date;

     15. lend money (except for the execution of repurchase agreements);

     16. buy or sell put or call options;

     17. issue senior securities.

In addition,

     The U.S. Government Securities Fund may not:

     1. invest less than 80%* of its assets in obligations guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations.

     The Tax-Exempt Bond Fund may not:

     1. buy or hold securities which directors or officers of the Fund or the Advisor hold more than .50% of the outstanding securities.

     The U.S. Government Securities and Income Funds may not:

     1. invest in other investment companies (except as part of a merger).

     The U.S. Government Securities and Tax-Exempt Bond Funds may not:

     1. buy common stocks or other equity securities, except that the Tax-Exempt Bond Fund may invest in other investment companies.

*  Percentage at the time the investment is made.

** It is a policy of the Income Fund to consider electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries. The Fund also considers foreign issues to be a separate industry. It is a policy of the Tax-Exempt Bond Fund to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.

     The Mid Cap Stock and High Yield Funds may not:

      1. invest more than 5% of its total assets in any single issuer other than U.S. Government securities, except that up to 25% of the Fund's assets may be invested without regard to this 5% limitation;

      2. acquire more than 10% of the voting securities of any one company;

      3. invest in real estate** or commodities;

      4. invest in oil, gas or other mineral leases;

      5. invest more than 25% or more of its assets in any single industry;*

      6. buy securities on margin, mortgage or pledge its securities;

      7. act as underwriter of securities issued by others;

      8. borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);

      9. lend money (except for the execution of repurchase agreements);

     10. issue senior securities.

*  Percentage at the time the investment is made.

** This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate.

     The Mid Cap Stock Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P Midcap 400 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

     Each of the Equity Income, Growth & Income and West Coast Equity Funds may not:

      1. invest more than 5%* of its total assets in securities of any single issuer other than U.S. Government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

      2. acquire more than 10%* of the voting securities of any one company;

      3. invest in any company for the purpose of management or exercising control;

      4. invest in real estate (except publicly traded real estate investment trusts);

      5. invest in commodities;

      6. invest in oil, gas or other mineral leases;

      7. invest in other investment companies (except as part of a merger);

      8. invest more than 20%* of its total assets in forward commitments or repurchase agreements;

      9. invest more than 25%* of its total assets in any single industry;

     10. act as underwriter of securities issued by others;

     11. borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);

     12. lend money (except for the execution of repurchase agreements);

     13. issue senior securities;

     14. buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;

     15. buy or sell futures-related securities;

     16. invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended);

     17. invest more than 15%* of its net assets in illiquid securities;

     18. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

     19. invest more than 5%* of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;

     20. invest more than 25%* of its total assets in foreign securities and then only in U.S. dollar-denominated foreign securities.

* Percentage at the time the investment is made.

     The Equity Income Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. This policy may not be changed without at least 60 days' prior notice to shareholders.

     The West Coast Equity Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of West Coast Companies, which are defined by WM Advisors to include companies with (i) principal executive offices located in the region, (ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region. This policy will not be changed without at least 60 days' prior notice.

     Any notice required to be delivered to shareholders of a Fund in connection with an intended change in a non-fundamental policy of the Fund (as described in this Statement of Additional Information or in the Fund's Prospectus) will be provided in accordance with Rule 35d-1 under the 1940 Act, as such rule is in effect and interpreted from time to time.

THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY THE PORTFOLIOS AS FUNDAMENTAL POLICIES.

     Each of the Strategic Growth, Conservative Growth, Balanced, Conservative Balanced Portfolios and Flexible Income may not:

     1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

     2. purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

     3. make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

     4. (i) purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer.

     5. issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;

     6. borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;

     7. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

     8. write or acquire options or interests in oil, gas or other mineral exploration or development programs.

     As a matter of non-fundamental investment policy, none of the Portfolios or Funds may invest in securities issued by Washington Mutual, Inc.

                               PORTFOLIO TURNOVER

     The Money Funds attempt to increase yields by trading to take advantage of short-term market variations, which result in high portfolio turnover and high transactions costs. The Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth, Short

Term Income, U.S. Government Securities Income, High Yield, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

     Under certain market conditions, the Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income or California Insured Intermediate Municipal Funds may experience increased portfolio turnover as a result of such Fund's options activities. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

     Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

                            SECURITIES TRANSACTIONS

     Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by the Advisor or the relevant sub-advisor, which also is responsible for placing these transactions, subject to the overall review of the Trusts' Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by the Advisor or the sub-advisor, investments of the type the Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Advisor or the sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or the sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

     Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, the Advisor or the Fund's sub-advisors seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor and each sub-advisor will consider the factors that the Advisor or the sub-advisors deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement among the Trusts authorizes the Advisor, and a sub-advisory agreement authorizes the sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trusts, the other Funds and/or other accounts over which the Advisor, the sub-advisor or their affiliates exercise investment discretion. The fees under the advisory agreements between the Trusts, the Advisor and the sub-advisors are not reduced by reason of their receiving such brokerage and research services. The Trusts' Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trusts.

     Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trusts' Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the Fund's sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

     For the years set forth below, the WM Trust I and WM Trust II Funds paid the following brokerage commissions:

                        TOTAL BROKERAGE COMMISSIONS PAID

                                                                      FISCAL YEAR ENDED
                                                           ---------------------------------------
                                                           OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                          FUND                                2001          2000          1999
                          ----                             -----------   -----------   -----------
Equity Income Fund.......................................  $   327,191   $  460,118     $390,026
Growth & Income Fund.....................................    1,206,395    1,223,062    1,244,070
West Coast Equity Fund...................................      241,876      544,048      215,410
Growth Fund..............................................    1,090,725    1,194,701      886,895
Mid Cap Stock Fund.......................................      192,525      254,797           --
Small Cap Stock Fund.....................................       87,341      109,561       82,407
International Growth Fund................................      176,123      276,610    1,092,074
Short Term Income Fund...................................        4,143        5,250        2,345
U.S. Government Securities Fund..........................           --           --        2,415
Income Fund..............................................           --           --        1,525
High Yield Fund..........................................        3,304       36,646       22,639
Tax-Exempt Bond Fund.....................................           --       11,604        2,712
California Municipal Fund................................           --        9,314        8,628
California Insured Intermediate Municipal Fund...........           --          802        1,095
Money Market Fund........................................           --           --           --
Tax-Exempt Money Market Fund.............................           --           --           --
California Money Fund....................................           --           --           --

                                                                                   TOTAL AMOUNT OF
                                                           TOTAL BROKERAGE        TRANSACTIONS WHERE
                                                           COMMISSIONS PAID     BROKERAGE COMMISSIONS
                                                           TO BROKERS THAT       WERE PAID TO BROKERS
                                                          PROVIDED RESEARCH     THAT PROVIDED RESEARCH
                                                          FISCAL YEAR ENDED       FISCAL YEAR ENDED
                          FUND                             OCTOBER 31, 2001        OCTOBER 31, 2001
                          ----                            ------------------    ----------------------
Equity Income Fund......................................       $194,219              $173,408,030
Growth & Income Fund....................................        649,662               762,837,435
West Coast Equity Fund..................................        137,670                98,185,903
Growth Fund.............................................         76,130                76,861,173
Mid Cap Stock Fund......................................         74,595                54,576,327
Small Cap Stock Fund....................................         51,323                24,883,025
International Growth Fund...............................          1,050                   683,252
Short Term Income Fund..................................             --                        --
U.S. Government Securities Fund.........................             --                        --
Income Fund.............................................             --                        --
High Yield Fund.........................................             --                        --
Tax-Exempt Bond Fund....................................             --                        --
California Municipal Fund...............................             --                        --
California Insured Intermediate Municipal Fund..........             --                        --
Money Market Fund.......................................             --                        --
Tax-Exempt Money Market Fund............................             --                        --
California Money Fund...................................             --                        --

     The Trusts are required to identify any securities of their "regular brokers or dealers" (as defined in the 1940 Act), which the Trusts have acquired during their most recent fiscal year. As of October 31, 2001, these Portfolios and Funds had the following holdings fitting the above descriptions:

                              CREDIT SUISSE                               J.P. MORGAN
                              FIRST BOSTON      MERRILL       GOLDMAN       CHASE &
                               CORPORATION       LYNCH         SACHS        COMPANY      CIT GROUP
                              -------------   -----------   -----------   -----------   -----------
Strategic Growth
  Portfolio.................   $ 6,997,000             --            --            --            --
Balanced Portfolio..........     1,394,000             --            --            --            --
Conservative Balanced
  Portfolio.................       619,000             --            --            --            --
Flexible Income Portfolio...     1,188,000             --            --            --            --
Equity Income Fund..........    20,867,000    $ 2,632,148            --   $ 5,463,120            --
Growth & Income Fund........    60,804,000      8,304,900            --    32,531,200            --
West Coast Equity Fund......    48,278,000             --            --            --            --
Growth Fund.................            --             --   $ 5,329,340     9,207,567   $11,300,000
Mid Cap Stock Fund..........    20,028,000             --            --            --            --
Small Cap Stock Fund........     3,944,000             --            --            --            --
International Growth Fund...     7,613,000             --            --            --            --
Short Term Income Fund......     4,960,000      1,582,296     3,087,339            --     1,038,478
U.S. Government Securities
  Fund......................    16,842,000             --            --            --            --
Income Fund.................    18,748,000      8,619,230    10,567,610            --            --
High Yield Fund.............     5,692,000             --            --            --            --
Money Market Fund...........    16,550,000     17,008,369    19,012,661    14,980,000    29,969,067

                                                 MORGAN
                                                STANLEY                                   SALOMON
                                  BEAR       DEAN WITTER &      PAINE       HOUSEHOLD      SMITH
                                 STEARNS        COMPANY         WEBBER       FINANCE       BARNEY
                               -----------   --------------   ----------   -----------   ----------
Equity Income Fund...........           --    $ 3,571,160             --            --           --
Short Term Income Fund.......  $ 1,042,440             --     $  722,364            --   $1,039,472
Income Fund..................           --             --      1,456,063            --           --
Money Market Fund............   30,000,000     14,994,792             --   $29,969,142           --

                                NET ASSET VALUE

     The Trusts will calculate the net asset value of the Funds and Portfolios' Class A, Class B, Class C, and Class I shares as of the close of regular trading on the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier, Monday through Friday, exclusive of national business holidays. The Trusts will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Under unusual circumstances, the Money Funds may determine their NAVs on days on which the New York Stock Exchange is not open for regular trading.

     A security that is primarily traded on a U.S. exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. Government Securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Funds are also valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.

     Debt securities of U.S. issuers (other than U.S. Government securities and short-term investments), including Municipal Obligations, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

     VALUATION OF THE MONEY FUNDS. The valuation of the portfolio securities of the Money Funds is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The use by the Money Funds of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Funds must maintain dollar-weighted average portfolio maturities of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Board of Trustees of the Trusts to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Funds' net asset values calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

     In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trusts to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                          HOW TO BUY AND REDEEM SHARES

     Class A, Class B, Class C and Class I shares of the Portfolios and Funds may be purchased and redeemed in the manner described in the Prospectus and in this SAI. Class I shares are currently offered and sold only to the Portfolios.

     As stated in the prospectus, each Portfolio and Fund may sell class A shares at net asset value to brokers, dealers and registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products or programs made available to their clients for which they may charge a separate fee. This includes investment products or programs that are available only with respect to the proceeds of redemptions of shares of other mutual funds on which the client had paid an initial or contingent deferred sales charge.

COMPUTATION OF PUBLIC OFFERING PRICES

     The Funds offer their shares to the public on a continuous basis. The public offering price per Class A share of the Funds is equal to the net asset value next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any, as set forth in the Prospectus. The public offering price per Class B or Class I share of the Funds is equal to the net asset value next computed after receipt of a purchase order. The public offering price per Class C share of the Funds is equal to the net asset value next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any, as set forth in the Prospectus, except that the Distributor may in its discretion waiver the front-end sales charge for Class C shares purchased using the proceeds of the redemption (within 15 days of the purchase) of shares of another mutual fund with sales charges and distribution fees comparable to those applicable to Class C shares of the Funds. If the front-end sales charge for Class C shares is waived, the commissions payable by the Distributor to dealers may be correspondingly reduced.

     An illustration of the computation of the public offering price per share of each Portfolio and Fund is contained in the financial statements incorporated herein by reference.

PAYMENTS TO DEALERS

     The commissions reallowed to dealers on sales of Class A shares and paid to dealers on sales of Class B and Class C shares are set forth in the Prospectus. The Distributor pays authorized dealers commissions of 1.00% on purchases of Class A shares at net asset value that are part of a purchase of $1 million or more.

     The Distributor also pays to dealers service fees at the annual rate of 0.25% of the average daily net assets of accounts for which they are the dealers of record. These fees are not paid until after such shares are held for three months (for Class A shares) or thirteen months (for Class B and Class C shares) and the average daily net assets of all shares for which such dealer is the dealer of record are at a level of $100,000. Dealers will not receive commissions with respect to Class B shares that are purchased with the proceeds of redemptions by shareholders who reinvest in reliance on the description of this reinvestment privilege contained in the Prospectus under the heading "Class B shares -- REINVESTMENT."

     The Advisor may also make revenue sharing payments to dealers at an annual rate of up to 0.50% of the average daily net assets of shares of the Portfolios for which such dealers are the dealers of record.

PAYMENT IN SECURITIES

     In addition to cash, the Portfolios and Funds may accept securities as payment for Portfolio or Fund shares at the applicable net asset value. Generally, the Portfolios and Funds will only consider accepting securities to increase their holding in a portfolio security or if WM Advisors determines that the offered securities are a suitable investment for the Portfolio or Fund and in a sufficient amount for efficient management.

     While no minimum has been established, the Portfolios and Funds may decide not to accept securities as payment for shares at their discretion. The Portfolios and Funds may reject in whole or in part any or all offers to pay for purchasers of shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for shares at any time without notice. The Portfolios and Funds will value accepted securities in the manner described in the section "Net Asset Value" for valuing shares of the Portfolios and Funds. The Portfolios and Funds will only accept securities which are delivered in proper form. The acceptance of securities by certain of the Portfolios or Funds in exchange for shares is subject to additional requirements. For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Portfolio or Fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact WM Shareholder Services at 1-800-222-5852. Investors should not send securities to the Portfolios and Funds except when authorized to do so and in accordance with specific instructions received from WM Shareholder Services.

REDEMPTIONS

     The procedures for redemption of Class A, Class B and Class C shares of each Portfolio and Fund are summarized in the Prospectus under "How Can I Sell My Shares?" The right to redeem may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's or Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of shareholders.

     REDEMPTION FEE -- INTERNATIONAL GROWTH FUND. A redemption from the International Growth Fund, including a redemption by way of exchange, made within 90 days of any purchase by the shareholder of shares of the International Growth Fund will be subject to a redemption fee equal to 2.00% of the redemption proceeds (in addition to any applicable CDSC). The redemption fee will be retained by the Fund. In determining whether a redemption fee is payable, it is assumed that the purchase from which the redemption is made is the earliest purchase for shares of the Fund by the shareholder from which a redemption or exchange has not already been effected.

     CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGES. Contingent deferred sales charges (each, a "CDSC") imposed upon redemptions of Class A, Class B and Class C shares will be waived in certain instances.

     APPLICATION OF CLASS A SHARES CDSC. The Class A CDSC of 1.0% may be imposed on certain redemptions within one year of purchase, respectively, with respect to Class A shares (i) purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more, or (ii) acquired, including Class A shares of a Money Fund acquired, through an exchange for Class A shares of a Non-Money Fund purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more. The CDSCs for Class A shares are calculated on the lower of the shares' cost or current net asset value, and in determining whether the CDSC is payable, the Funds will first redeem shares not subject to any CDSC.

     With respect to certain investors who purchase Class A shares through an authorized dealer and who receive a waiver of the entire initial sales charge on Class A shares because the Class A shares were purchased through a plan qualified under Section 401(k) of the Code ("401(k) Plan") or through a plan qualified under Section 403(b) of the Code ("403(b) Plan") or who hold Class A shares of a Money Fund that were acquired through an exchange for Non-Money Fund Class A shares that were purchased at NAV through one of such plans, a CDSC of 1% may be imposed on the amount that was invested through the plan in such Class A shares and that is redeemed (i) if, within the first two years after the plan's initial investment in the Funds, the named fiduciary of the plan withdraws the plan from investing in the Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant in a 403(b) Plan within two years of the plan participant's purchase of such Class A shares. This CDSC will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant).

     WAIVERS OF CLASS A SHARES CDSC. The Class A CDSC is waived for redemptions of Class A shares (i) that are part of exchanges for Class A shares of other WM Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; (v) for distributions by other employee benefit plans to pay benefits; (vi) in connection with certain involuntary distributions;
(vii) for systematic withdrawals in amounts of 1% or less per month; and (viii) by a 401(k) Plan participant so long as the shares were purchased through the 401(k) Plan and the 401(k) Plan continues in effect with investments in Class A shares of the Fund. See "How to Buy and Redeem Shares" in the SAI.

     For purposes of the waivers described in such section of the Prospectus, a person will be deemed "disabled" only if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration.

     DEFERRED SALES CHARGE ALTERNATIVE: CLASS B SHARES. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares of the Short Term Income Fund that are redeemed within four years of purchase, and Class B shares of the remaining Portfolios and Funds that are redeemed within five years of purchase, however, will be subject to a CDSC as described below. CDSC payments and distribution fees on Class B shares may be used to fund commissions payable to Authorized Dealers.

     No charge will be imposed with respect to shares having a value equal to any net increase in the value of shares purchased during the preceding four or five years and shares acquired by reinvestment of net investment income and capital gain distributions. The amount of the charge is determined as a percentage of the lesser of (1) the NAV of the shares at the time of purchase or
(2) the NAV of the shares at the time of redemption. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed, according to the following tables:

Class B shares of all Portfolios    Class B shares of all Portfolios and   Class B shares of all Funds of WM
and Funds (except for the Short     Funds of WM Trust II (except for the   Trust I purchased before March 20,
Term Income Fund) purchased after   Short Term Income Fund) purchased      1998(2) and the Short Term Income
March 20, 1998 (other than shares   before March 20, 1998, and shares of   Fund
of the Funds received in            the Funds received in connection
connection with the merger of       with the merger of other mutual
other mutual funds into certain     Funds into certain funds.
Funds).

      YEAR OF         CONTINGENT           YEAR OF           CONTINGENT          YEAR OF
    REDEMPTION         DEFERRED          REDEMPTION           DEFERRED         REDEMPTION          CONTINGENT
  AFTER PURCHASE     SALES CHARGE      AFTER PURCHASE       SALES CHARGE     AFTER PURCHASE      DEFERRED SALES
-------------------  ------------   ---------------------   ------------   -------------------   --------------
First                    5.00%      First                       5.00%      First                      4.00%
Second                   4.00%      Second                      4.00%      Second                     3.00%
Third                    3.00%      Third                       3.00%      Third                      2.00%
Fourth                   2.00%      Fourth                      3.00%      Fourth                     1.00%
Fifth                    1.00%      Fifth                       2.00%      Fifth and following           0%
Sixth and following      0.00%      Sixth                       1.00%
                                    Seventh and following       0.00%

---------------
(2) Class B shares of the U.S. Government Securities, Income and Tax-Exempt Bond Funds purchased prior to March 15, 1996, and Class B shares of the Equity Income, Growth & Income and West Coast Equity Funds purchased prior to January 15, 1996, are subject to a CDSC of 3% if redeemed the first or second year after purchase, 2% in the third or fourth year, 1% in the fifth year, and 0% in year six.

     For these purposes, all purchases are considered made on the last day of the month of purchase. To determine the CDSC payable on a redemption of Class B shares, a Fund will first redeem Class B shares not subject to a CDSC. Thereafter, to determine the applicability and rate of any CDSC, it will be assumed that shares representing the reinvestment of dividends and capital gain distributions are redeemed first and shares held for the longest period of time are redeemed next. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

     The Trusts will adopt procedures to convert Class B shares, without payment of any sales charges, into Class A shares, which have lower distribution fees, after the passage of a number of years after purchase. Such conversion may occur in approximately eight years. Those shares of the former Griffin Funds purchased prior to the merger with the WM Group of Funds may convert in approximately six years.

     The conversion of Class B shares to Class A shares is subject to the availability of a favorable ruling from the Internal Revenue Service or a determination by the Board of Trustees, after consultation with legal counsel, that such conversion will not be subject to federal income tax. There can not be any assurance that a ruling or determination will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     WAIVERS OF CLASS B CDSCS. Redemptions of Class B shares from Portfolio or Fund accounts opened prior to April 1, 2002 will not be subject to CDSCs if made in connection with required minimum distributions from IRAs or other retirement accounts to shareholders over age 59 1/2, except that the qualifying age shall be 70 1/2 with respect to Class B shares of WM Trust II Funds purchased prior to March 1, 1998. This does not apply to a transfer of assets. See the Prospectus for other CDSC waivers that may apply.

     In addition to the foregoing, if a shareholder purchases Class B shares within 120 days of a redemption by such shareholder of Class B shares, the shareholder's account will be credited with the amount withheld from such redemption as a CDSC. If the amount of the repurchase is less than the amount previously redeemed, a portion of the CDSC will be so credited in the same ratio as the amount repurchased bears to the amount redeemed.

     WAIVERS OF CLASS C CDSCS. Waivers of the 1% CDSC applied to Class C shares of the Portfolios and Funds redeemed within 12 months of purchase will be granted under the same conditions as generally apply to waivers of CSDCs on Class B shares, as described in the Prospectus.

     DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Trusts may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

     SYSTEMATIC WITHDRAWAL PLAN. As described in the Prospectus, a Systematic Withdrawal Plan may be established by a shareholder who owns either Class A or Class B shares of a Fund with a value exceeding $5,000 and who wishes to receive specific amounts of cash periodically. Monthly, quarterly, semiannual or annual withdrawals in a minimum amount of $100 may be made under the Systematic Withdrawal Plan by redeeming as many shares of the Portfolio or Fund as may be necessary to cover the stipulated withdrawal payment. The CDSC on Class B shares is waived for withdrawals under a Systematic Withdrawal Plan that meets certain conditions as described in "Buying Class B shares -- Contingent deferred sales charge" in the Prospectus. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Portfolio or Fund, there will be a reduction in the value of the shareholder's investment in the relevant class of the Portfolio or Fund and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Portfolio or Fund. For additional information regarding the Systematic Withdrawal Plan, write to the WM Group of Funds at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 or call the Trust at 800-222-5852.

     CHECK REDEMPTION PRIVILEGE. Checkwriting is available for the Class A shares of the Money Funds only. Checks to redeem shares of any of the Money Funds are drawn on the account of the Fund at Boston Safe and shareholders will be subject to the same rules and regulations that Boston Safe applies to checking accounts and, will have the same rights and duties with respect to stop payment orders, "stale" checks, and unauthorized endorsements as bank checking account customers do under Massachusetts Uniform Commercial Code. All notices with regard to those rights and duties must be given to Boston Safe.

HOW TO EXCHANGE SHARES

     You may exchange shares of any of the Portfolios or Funds for shares of the same class of any other of the Portfolios or Funds. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

     Exchanges are made at the relative NAVs of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Fund originally purchased. Shares exchanged from Money Fund will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Fund that imposes an initial or contingent deferred sales charge.

     All exchanges are subject to the minimum investment requirements of the Fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Portfolios or Funds reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolios or Fund and, consequently, may be disallowed.

                            PERFORMANCE INFORMATION

YIELD

     MONEY FUNDS. From time to time, advertisements or shareholder reports concerning the Money Funds may describe yield and effective yield. The yield of a Money Fund refers to the income generated by an investment in the Fund over a 7-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Effective yield will generally be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     FIXED-INCOME AND MUNICIPAL FUNDS. From time to time, the Fixed-Income and Municipal Funds may advertise 30-day yield. The 30-day yield of each of these Funds refers to the income generated by an investment in such Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Fund during the period by the maximum public offering price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum public offering price. In addition, these Funds may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the public offering price per share.

     TAX-EQUIVALENT YIELD. The Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund may also quote tax-equivalent yield. Tax-equivalent yield shows the taxable yields an investor would have to earn before taxes to equal the Funds' tax-free yield. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus the sum of a stated federal and applicable state tax rate, based upon the highest marginal tax rate and adjusted for the federal deduction of state taxes paid. To the extent that particular investor is not subject to the highest marginal tax rate, the tax-equivalent yield experienced by the investor will be lower than the tax-equivalent yield quoted by the Fund. If only a portion of a Fund's income is tax-exempt, only that portion is adjusted in the calculation.

TOTAL RETURN

     From time to time, a Fund may advertise its average annual total return over various periods. Such total return figures reflect a deduction or any front end sales charge or contingent deferred sales charge and show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested. Figures will be given for recent one-, five-, and ten-year periods (or from commencement of the Fund's operations) and may be given for other periods.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return may also show total return without giving effect to sales charges. Similarly, a Fund may provide yield quotations in investor communications based on the Fund's NAV (rather than its public offering price) on the last day of the period covered by the yield computation. Because these additional quotations will not reflect the maximum sales charge payable, such performance quotations will be higher than the performance quotations that include the maximum sales charge.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE

     Performance information is computed separately for each class of shares. Because Class B and Class C shares bear the expense of the higher distribution and service fees, it is expected that performance for such shares will be lower than that for a Fund's Class A shares.

OBTAINING PERFORMANCE INFORMATION

     Each Fund's strategies, performance, and holdings are detailed twice a year in Fund reports, which are sent to all shareholders. The SAI describes the methods used to determine a Fund's performance. Shareholders may call 800-222-5852 or visit www.wmgroupoffunds.com for performance information.

                          DETERMINATION OF PERFORMANCE

YIELD QUOTATIONS

     From time to time, the Trusts may quote the performance of a Portfolio's or Fund's Class A, Class B or Class C shares in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in advertising material. The yield for shares of the Money Funds is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in each Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (2) subtracting a hypothetical change reflecting deductions from shareholder accounts, (3) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (4) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation or depreciation. In addition, the Money Funds may calculate a compounded effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     The current yield for the Money Funds may be obtained by calling 800-222-5852. For the seven-day period ended December 31, 2001, the yield for the Class A shares of the California Money Fund was 1.02% and the effective yield of such shares of that Fund for the same period was 1.86%. The Tax-Exempt Money Market and California Money Funds may also calculate their tax equivalent yields as described below.

     The Municipal Funds and Fixed-Income Funds may quote a 30-day yield figure (the "SEC Yield") which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD = 2  [    (a-b  + 1)(6)-1  ]
                ----
                 cd

Where:  a = dividends and interest earned during the period.

          b = expenses accrued for the period (net of reimbursement).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Fixed-Income and Municipal Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Based on the foregoing calculation, the SEC Yields relating to the outstanding shares treated as Class A shares for the 30-day period ended October 31, 2001 are as follows:

                            FUND                              YIELD
                            ----                              -----
Balanced Portfolio..........................................  2.51%
Conservative Balanced Portfolio.............................  3.58%
Flexible Income Portfolio...................................  4.30%
Short Term Income Fund......................................  4.32%
U.S. Government Securities Fund.............................  4.89%
Income Fund.................................................  6.37%
High Yield Fund.............................................  9.28%
Tax-Exempt Bond Fund........................................  4.25%
California Municipal Fund...................................  4.23%
California Insured Intermediate Municipal Fund..............  3.15%

     In addition, each Portfolio or Fund may quote a 30-day effective yield based on actual dividends during a 30-day period that is computed by dividing the dividends per share distributed by the Portfolio or Fund during the period by the maximum Public Offering Price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded monthly. The annualized income is then shown as a percentage of the maximum Public Offering

Price. In addition, the Balanced, Conservative Balanced, and Flexible Income Portfolios and the Fixed-Income Funds and the Municipal Funds may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the Public Offering Price per share. These 30-day effective yields for the period ended October 31, 2001 for the Class A shares of the Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds and the Balanced, Conservative Balanced and Flexible Income Portfolios were 4.50%, 4.40%, 3.68%, 1.97%, 3.33%, and 4.18%, respectively.
Yields for the same period for the Short Term Income, U.S. Government Securities, Income and High Yield funds were 5.32%, 5.20%, 6.61% and 11.94% respectively.

     The tax equivalent yield for the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. The tax-equivalent yields for the outstanding shares of the Tax-Exempt Money Market and California Money Fund Class A shares, for the 7-day period ended October 31, 2001 were 2.36% and 2.61%, respectively. The tax equivalent SEC 30-day yields for the period ended October 31, 2001 for the outstanding shares of the Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds were 7.04%, 7.72% and 5.75%, respectively. The tax equivalent yield based on the 30-day effective yield for the period ended October 31, 2001 for the outstanding shares of the Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds were 7.81%, 8.42% and 7.05%, respectively. Tax-equivalent yields assume the payment of federal income taxes at a rate of 39.10% and, if applicable, California state income taxes at a rate of 9.30%.

     Capital appreciation for Class A, Class B and Class C shares of the Portfolios and Equity, Fixed-Income and Municipal Funds shows principal changes for the period shown, and total return combines principal changes and dividend and interest income reinvested for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period. Actual distributions include short-term capital gains derived from option writing or other sources. The period selected for performance data will depend upon the purpose of reporting the performance.

AVERAGE ANNUAL TOTAL RETURN

     The total return of the Portfolios' and the Funds' Class A, Class B and Class C shares may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Portfolios and the Equity and Fixed-Income Funds will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                              P (1 + T)(n) = E R V

      Where:  P    = a hypothetical initial payment of $1,000
              T    = average annual total return/aggregate total return
              n    = number of years
              ERV =  Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 years (or other)
                     periods or the life of the Fund

     The formula for calculating aggregate total return can be expressed as follows:

                             (ERV)
Aggregate Total Return   =          -1
                             -----
                               P

     The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts. In addition, with respect to Class A shares, the maximum sales charge is deducted from the initial $1,000 payment (variable "P" in the formula).

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

     As Class C shares of the Portfolios and Funds had not been offered prior to the date of this Statement of Additional Information, no performance information for these shares is given.

     Each Portfolio is modeled after an investment strategy used by the WM Strategic Asset Management ("SAM") program, an investment management service formerly offered by a predecessor of the Portfolios' Advisor that allocates investments across a combination of the underlying Funds. Set forth below is certain performance data for the Portfolios and, prior to the Portfolios' inception, those strategies. Performance information for the strategies is deemed relevant because each strategy was managed using virtually the same investment objectives, policies and restrictions as those used by the Portfolios. Nonetheless, the performance data is not necessarily indicative of the future performance of the Portfolios.

     Because of certain differences in the expenses applicable to the SAM program and the Portfolios, the following performance information has been adjusted by applying the expenses for the Class A shares of the Portfolios. The average annual total return of the following investment strategies for the one-year, the five-year, the ten-year periods or the period from inception of the strategy, in each case ended October 31, 2001, was as follows:

                                                                                          SINCE
                                                                        FIVE     TEN     DATE OF
           PORTFOLIO/STRATEGY AND INCEPTION DATE             ONE YEAR   YEAR    YEAR    INCEPTION
           -------------------------------------             --------   -----   -----   ---------
STRATEGIC GROWTH PORTFOLIO
  CLASS A SHARES 5/31/95
     Adjusted for Maximum Sales Charge.....................   -23.50%   10.06%     --     11.99%
     Not Adjusted for Sales Charge.........................   -19.03%   11.31%     --     12.98%
  CLASS B SHARES 5/31/95
     Adjusted for Maximum Sales Charge.....................   -23.51%   10.34%     --     12.17%
     Not Adjusted for Sales Charge.........................   -19.70%   10.47%     --     12.17%
CONSERVATIVE GROWTH PORTFOLIO
  CLASS A SHARES 9/30/90
     Adjusted for Maximum Sales Charge.....................   -19.01%    8.93%   9.86%       --%
     Not Adjusted for Sales Charge.........................   -14.31%   10.17%  10.48%       --%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................   -18.92%    9.15%     --     10.48%
     Not Adjusted for Sales Charge.........................   -14.93%    9.29%     --     10.48%
BALANCED PORTFOLIO
  CLASS A SHARES 9/30/90
     Adjusted for Maximum Sales Charge.....................   -12.39%    8.58%   8.76%       --%
     Not Adjusted for Sales Charge.........................    -7.28%    9.83%   9.38%       --%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................   -12.28%    8.87%     --      9.66%
     Not Adjusted for Sales Charge.........................    -7.98%    9.01%     --      9.66%
CONSERVATIVE BALANCED PORTFOLIO
  CLASS A SHARES 9/30/90
     Adjusted for Maximum Sales Charge.....................    -6.44%    2.92%   4.66%       --%
     Not Adjusted for Sales Charge.........................    -0.99%    4.09%   5.26%       --%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................    -6.44%    3.15%     --      4.20%
     Not Adjusted for Sales Charge.........................    -1.71%    3.31%     --      4.20%

                                                                                          SINCE
                                                                        FIVE     TEN     DATE OF
           PORTFOLIO/STRATEGY AND INCEPTION DATE             ONE YEAR   YEAR    YEAR    INCEPTION
           -------------------------------------             --------   -----   -----   ---------
FLEXIBLE INCOME PORTFOLIO
  CLASS A SHARES 3/31/93
     Adjusted for Maximum Sales Charge.....................    -0.98%    6.82%     --      6.87%
     Not Adjusted for Sales Charge.........................     3.67%    7.82%     --      7.45%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................    -1.92%    6.87%     --      7.89%
     Not Adjusted for Sales Charge.........................     2.92%    7.03%     --      7.89%

     The average annual rates of return (unless otherwise noted) for the Funds for the one-year, five-year and ten-year periods and for the period since inception in each case ended October 31, 2001 are as follows:

                                                                                          SINCE
                                                                        FIVE     TEN     DATE OF
                  FUND AND INCEPTION DATE                    ONE YEAR   YEAR    YEAR    INCEPTION
                  -----------------------                    --------   -----   -----   ---------
EQUITY INCOME FUND
  CLASS A SHARES 5/31/39
     Adjusted for Maximum Sales Charge.....................     0.08%    8.95%  10.45%     8.84%
     Not Adjusted for Sales Charge.........................     5.92%   10.20%  11.08%     8.94%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge.....................     0.33%    9.17%     --     11.08%
     Not Adjusted for Sales Charge.........................     5.09%    9.31%     --     11.08%
GROWTH & INCOME FUND
  CLASS A SHARES 10/31/49
     Adjusted for Maximum Sales Charge.....................   -18.17%   10.19%  12.39%    10.45%
     Not Adjusted for Sales Charge.........................   -13.40%   11.44%  13.03%    10.57%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge.....................   -18.29%   10.40%     --     13.26%
     Not Adjusted for Sales Charge.........................   -14.20%   10.53%     --     13.26%
WEST COAST EQUITY FUND
  CLASS A SHARES 11/24/86
     Adjusted for Maximum Sales Charge.....................   -11.69%   19.71%  14.56%       --%
     Not Adjusted for Maximum Sales Charge.................    -6.55%   21.08%  15.20%       --%
  CLASS B SHARES 3/30/94
     Adjusted for Sales Charge.............................   -11.31%   19.93%     --     17.48%
     Not Adjusted for Sales Charge.........................    -7.40%   20.03%     --     17.48%
GROWTH FUND
  CLASS A SHARES 4/5/93
     Adjusted for Maximum Sales Charge.....................   -48.76%   10.58%     --     13.71%
     Not Adjusted for Sales Charge.........................   -45.77%   11.84%     --     14.46%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................   -48.49%   10.88%     --     15.12%
     Not Adjusted for Sales Charge.........................   -46.19%   11.00%     --     15.12%

                                                                                          SINCE
                                                                        FIVE     TEN     DATE OF
                  FUND AND INCEPTION DATE                    ONE YEAR   YEAR    YEAR    INCEPTION
                  -----------------------                    --------   -----   -----   ---------
MID CAP STOCK FUND
  CLASS A SHARES 3/1/00
     Adjusted for Maximum Sales Charge.....................     1.80%      --      --     15.93%
     Not Adjusted for Sales Charge.........................     7.71%      --      --     19.90%
  CLASS B SHARES 3/1/00
     Adjusted for Maximum Sales Charge.....................     1.79%      --      --     16.75%
     Not Adjusted for Sales Charge.........................     6.79%      --      --     18.89%
SMALL CAP STOCK FUND
  CLASS A SHARES 7/18/90
     Adjusted for Maximum Sales Charge.....................   -44.09%    3.67%   9.72%       --%
     Not Adjusted for Sales Charge.........................   -40.84%    4.85%  10.35%       --%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................   -43.85%    3.87%     --      8.93%
     Not Adjusted for Sales Charge.........................   -41.35%    3.98%     --      8.93%
INTERNATIONAL GROWTH FUND
  CLASS A SHARES 7/18/90
     Adjusted for Maximum Sales Charge.....................   -30.07%   -2.16%   1.60%       --%
     Not Adjusted for Sales Charge.........................   -25.99%   -1.04%   2.17%       --%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................   -30.12%   -2.02%     --     -0.65%
     Not Adjusted for Sales Charge.........................   -26.68%   -1.86%     --     -0.65%
SHORT TERM INCOME FUND
  CLASS A SHARES 11/1/93
     Adjusted for Maximum Sales Charge.....................     7.55%    5.74%     --      4.97%
     Not Adjusted for Sales Charge.........................    11.31%    6.46%     --      5.44%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................     6.52%    5.66%     --      5.25%
     Not Adjusted for Sales Charge.........................    10.52%    5.66%     --      5.25%
U.S. GOVERNMENT SECURITIES FUND
  CLASS A SHARES 5/4/84
     Adjusted for Maximum Sales Charge.....................     7.30%    6.48%   6.48%       --%
     Not Adjusted for Sales Charge.........................    12.39%    7.45%   6.97%       --%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge.....................     6.59%    6.44%     --      6.52%
     Not Adjusted for Sales Charge.........................    11.59%    6.59%     --      6.52%
INCOME FUND
  CLASS A SHARES 12/15/75
     Adjusted for Maximum Sales Charge.....................     7.15%    6.40%   7.16%       --%
     Not Adjusted for Sales Charge.........................    12.21%    7.39%   7.65%       --%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge.....................     6.52%    6.44%     --      6.89%
     Not Adjusted for Sales Charge.........................    11.52%    6.60%     --      6.89%

                                                                                          SINCE
                                                                        FIVE     TEN     DATE OF
                  FUND AND INCEPTION DATE                    ONE YEAR   YEAR    YEAR    INCEPTION
                  -----------------------                    --------   -----   -----   ---------
HIGH YIELD FUND
  CLASS A SHARES 4/8/98
     Adjusted for Maximum Sales Charge.....................    -6.38%      --      --      0.84%
     Not Adjusted for Sales Charge.........................    -1.97%      --      --      2.14%
  CLASS B SHARES 5/5/98
     Adjusted for Maximum Sales Charge.....................    -7.09%      --      --      1.18%
     Not Adjusted for Sales Charge.........................    -2.72%      --      --      1.60%
TAX-EXEMPT BOND FUND
  CLASS A SHARES 1/3/77
     Adjusted for Maximum Sales Charge.....................     5.15%    4.58%   5.81%       --%
     Not Adjusted for Sales Charge.........................    10.16%    5.55%   6.30%       --%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge.....................     4.35%    4.57%     --      5.16%
     Not Adjusted for Sales Charge.........................     9.35%    4.73%     --      5.16%
CALIFORNIA MUNICIPAL FUND
  CLASS A SHARES 7/25/89
     Adjusted for Maximum Sales Charge.....................     5.04%    5.38%   6.18%       --%
     Not Adjusted for Sales Charge.........................     9.99%    6.35%   6.67%       --%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................     4.19%    5.40%     --      5.98%
     Not Adjusted for Sales Charge.........................     9.19%    5.56%     --      5.98%
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
  CLASS A SHARES 4/4/94
     Adjusted for Maximum Sales Charge.....................     4.09%    4.79%     --      5.82%
     Not Adjusted for Sales Charge.........................     9.00%    5.75%     --      6.47%
  CLASS B SHARES 7/1/94
     Adjusted for Maximum Sales Charge.....................     3.19%    4.79%     --      5.56%
     Not Adjusted for Sales Charge.........................     8.19%    4.96%     --      5.56%

     The performance of a Portfolio's and Fund's Class A, Class B and Class C shares will vary from time to time depending upon market conditions, the composition of the Portfolio's or Fund's portfolio and the Portfolio's or Fund's operating expenses. Consequently, any given performance quotation should not be considered representative of the Portfolio's or Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Portfolio or Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Investors should recognize that, because the Portfolios and the Funds may have a high component of fixed-income securities, in periods of declining interest rates the yields of the Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolios and Funds from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's or Fund's securities, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur. Comparative performance information may be used from time to time in advertising the Trusts' Class A, Class B and Class C shares, including data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average and other industry publications. The International Growth Fund may compare its performance to other investments or relevant indexes consisting of Morgan Stanley Capital International EAFE Index, the

Standard & Poor's 500 Index, the Lipper International Fund Index and The Financial Times World Stock Index.

                                     TAXES

     The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information and all references to the Funds in this discussion include the Portfolios. New legislation, as well as administrative changes or court decisions, may significantly alter the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the other funds within a Trust. Each of the Funds intends to continue qualifying as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. A Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, the excess of its net short-term capital gain over its net long-term capital loss) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes on that part of its income distributed to its stockholders.

     In order to qualify as a RIC under the Code, each Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not represent more than 10% of the outstanding voting securities of such issuer or exceed 5% of the value of the Fund's total assets and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will in general be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and tax-exempt interest income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year (i) at least 98% of its ordinary income for that year, (ii) at least 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period generally ending on October 31 of that year, and (iii) certain other amounts. Each Fund intends to make distributions sufficient to avoid imposition of the 4% excise tax.

     The Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund's taxable year, at least 50% of the total value of a Fund's assets consist of obligations the interest on which is exempt from federal income tax. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns. Part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these funds will not be deductible for federal income tax purposes or, in the case of the California Funds, for California income tax purposes. Any loss on the sale or exchange of shares in these Funds held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or who are related to substantial users) of facilities financed by "private activity bonds" or "industrial development bonds." For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, as noted in the Prospectus, some or all of these Funds' dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Similar rules apply for California State personal income tax purposes. Shareholders should consult their own tax advisers as to whether they are (1) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (2) subject to federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax. Issuers of bonds purchased by the Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

     The portion of distributions made by any Fund which are derived from dividends received by such Fund from U.S. domestic corporations may qualify for the dividends received deduction for corporations (reduced to the extent shares of such Fund are treated as debt-financed) if certain holding period requirements with respect to the Fund shares (generally 46 days without protection from risk of loss during the 90-day period beginning on the day 45 days before the ex-dividend date) and certain other requirements are met and if such Fund could have taken such deduction if it were a regular corporation. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and require current income recognition to the extent it is in excess of such basis. Distributions made by the Fixed-Income Funds generally will not be eligible for the dividends received deduction otherwise available to corporate taxpayers.

     A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require this Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

     As described above and in the Prospectus, certain of the Funds may invest in certain types of futures contracts and options. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as RICs. As a general rule, these investment activities may accelerate, increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to a Fund's shareholders.

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, if a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles (or other similar transactions), it will be subject to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert capital gains into ordinary income, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

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

     In addition, investment by a Fund in an entity that qualified as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, foreign currency gains and certain income from notional principal contracts. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business, certain income received from related persons and certain other income.

     Distributions of net capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution (and to the extent not disallowed by virtue of exempt-interest dividend distributions, if any, as described above). In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus and will be designated as such in a written notice mailed to the shareholder after the close of the Fund's taxable year.

     Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another Fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's basis in some or all of any other shares acquired.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

     For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2,
2001). The mark-to-market election may be disadvantageous from a federal tax perspective and shareholders should consult their tax advisors before making such an election.

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

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE STRATEGIC ASSET MANAGEMENT PORTFOLIOS

     A Portfolio will not be able to offset gains realized by one Fund in which such Portfolio invests against losses realized by another Fund in which such Portfolio invests. The Portfolio's use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

     Depending on a Portfolio's percentage ownership in an underlying Fund both before and after a redemption, a Portfolio's redemption of shares of such Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolio's tax basis in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amounts of the distribution. This could cause shareholders of the Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

     Although a Portfolio may itself be entitled to a deduction for foreign taxes paid by the International Growth Fund, the Portfolio will not be able to pass any such credit or deduction through to its own shareholders.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND

     If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in their gross income their pro rata share of such taxes. Shareholders may then deduct such pro rata portion of such taxes or, alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MUNICIPAL FUND, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND AND CALIFORNIA MONEY FUND

     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Municipal Fund, California Insured Intermediate Municipal Fund and California Money Fund (the "California Funds") consist of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax-Exempt Obligations"), and if each of the California Funds continues to qualify as a regulated investment company for federal income tax purposes, then each respective California Fund will be qualified to pay dividends, subject to certain limitations, to its shareholders that are exempt from California state personal income tax, but not from California state franchise tax or California state corporate income tax ("California Exempt-Interest Dividends"). However, the total amount of California Exempt-Interest Dividends paid by each of the California Funds to each of the California Fund's non-corporate shareholders with respect to any taxable year cannot exceed the amount of interest received by such California Fund during such year on California Tax-Exempt Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest. If the aggregate dividends designated as California Exempt-Interest Dividends exceed the amount that may be treated as California Exempt-Interest Dividends, only that percentage of each dividend distribution equal to the ratio of the aggregate amount that may be so treated to aggregate dividends so designated will be treated as a California Exempt-Interest Dividend. Dividend distributions that do not qualify for treatment as California Exempt-Interest Dividends will be taxable to shareholders at ordinary tax rates for California personal income tax purposes. In addition, shareholders who receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in one of these Funds may have on the taxation of these benefits.

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

SHAREHOLDER STATEMENTS

     Each shareholder will receive after the close of the calendar year an annual statement and such other written notices as are appropriate as to the federal income and California State personal income tax status of the shareholder's dividends and distributions received from the Fund for the prior calendar year. These statements will also inform shareholders as to the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes for the current tax year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California State personal income taxation and the dollar amount of dividends subject to federal income taxation or California State personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend (or of each day's taxable net investment income) as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to certify that the taxpayer identification number is correct and that the shareholder is not subject to "backup withholding," or if the Internal Revenue Service or a broker notifies the Fund that withholding is required then the shareholder may be subject to the 30% "backup withholding" tax currently in effect with respect to (1) taxable dividends and distributions and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is generally his or her social security number. The 30% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN INCOME TAX CONSIDERATIONS GENERALLY AFFECTING A FUND AND ITS SHAREHOLDERS, AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THEIR FEDERAL, STATE, LOCAL AND FOREIGN, IF ANY, TAX LIABILITIES.

                                  DISTRIBUTOR

     WM Funds Distributor, Inc., a registered broker-dealer and an indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2001, WM Funds Distributor received $746,788 representing commissions (front-end sales charges) on Class A shares and $3,166,542 representing CDSC fees from Class B shares.

     Additionally, WM Funds Distributor, Inc. serves as distributor for Class A, Class B and Class C shares of the Portfolios. For the year ended October 31, 2001, WM Funds Distributor, Inc. received $1,280,765, representing commissions on Class A shares. In addition, WM Funds Distributor, Inc. received $4,829,891, representing CDSC fees from Class B shares.

     Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund. Under the applicable Rule 12b-1 Plans, WM Funds Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of both classes. For the year ended October 31, 2001, this fee amounted to $6,178,145 for Class A shares and $3,120,946 for Class B and Class C shares. In addition, WM Funds Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares at an annual rate of 0.75% of the average daily net assets of such shares, amounting to $9,362,837 for fiscal year ended October 31, 2001 with respect to Class B shares. These fees may be used to cover the expenses of WM Funds Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares.

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

     Additionally, each of the Portfolios has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one each for the Class A shares and one for the Class B and Class C shares. Under the applicable Rule 12b-1 Plans, the Distributor is to be paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each class of shares. For the year ended October 31, 2001, this fee amounted to $2,459,153 for Class A shares and $301,980 for Class B shares. Additionally, under the Class B and the Class C Plans, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B and Class C shares for the Portfolios, amounting to $905,939 for fiscal year ended October 31, 2001 with respect to Class B shares.

     Because WM Funds Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to WM Funds Distributor, who in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, both rule 12b-1 plans shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees.

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

                                    APPENDIX

            DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayments, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be sued to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligations are being continued. A 'C' will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired. Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to

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

change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are related Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

     Investment Grade

     AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes

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

in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, and C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probably. "C" ratings signal imminent default.

     DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. "DD" indicated potential recoveries in the range of 50% -- 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-1 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principle and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/ VMIG 1.

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

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated "D" is in payment default. The "D" rating category is sued when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be sued upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: 1) leading market positions in well-established industries, 2) high rates of return on funds employed, 3) conservative capitalization structure with moderate reliance on debt and ample asset protection, 4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and 5) well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

     The rating F1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F1 (Highest Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F1+. The rating F2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F1+ or F1 ratings. The F3 rating (Fair Credit Quality) denotes that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade, whereas, B is a Speculative rating meaning that there is minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. A rating of C (High Default Risk) shows that default is a real possibility. It also shows that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D stands for Default and denotes actual or imminent payment default.

                                        71